SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION


             Information Statement Pursuant to Section 14(c) of the
                Securities Exchange Act of 1934 (Amendment No. 1)



Check the appropriate box:

[X]   Preliminary Information Statement

[   ] Confidential, For Use of the Commission only (as permitted by
      Rule 14c-5(d)(2))

[   ] Definitive Information Statement


                                  NESTOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                                                    ------------
(2)  Aggregate number of securities to which transaction applies:
                                                                 ---------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                 -------------------------------
(4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------
(5)  Total fee paid:
                    ------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
                            ----------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
                                                  ------------------------------
(3)  Filing Party:
                  --------------------------------------------------------------
(4)  Date Filed:
                 ---------------------------------------------------------------

                                  Nestor, Inc.
                         400 Massasoit Avenue, Suite 200
                       East Providence, Rhode Island 02914

                              INFORMATION STATEMENT
                   PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                                                 March ___, 2003


     The purpose of this information statement (this "Information Statement") is to inform the holders of record, as of the close of business on January 15, 2003 (the "Record Date"), of shares of: (i) common stock, par value $.01 per share (the "Common Stock") and (ii) Series B Convertible Preferred Stock, par value $1.00 per share (the "Convertible Preferred Stock"), of Nestor, Inc., a Delaware corporation ("Nestor" or the "Company"), as follows:

     1. That the Company has entered into a Stock Purchase Agreement dated as of January 15, 2003 that contemplates the sale of between $3,000,000 and $6,000,000 of Common Stock in a financing transaction with Silver Star Partners I, LLC, a Delaware limited liability company ("Silver Star").

     2. That the Stock Purchase Agreement provides for the filing of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect (i) a one-for-ten reverse stock split of the Company's outstanding Common Stock and (ii) an increase in the authorized Common Stock of the Company from 10,000,000 shares (post-reverse split) to 20,000,000 shares (post-reverse split).

     3. That the Stock Purchase Agreement provides for (i) the election to the Company's board of directors of three designees of Silver Star, and for the simultaneous resignation of three of the Company's previous nine directors, effective upon the consummation of the first closing of the financing transaction, and (ii) the Company's board of directors to consist of a maximum of nine members, or such other odd number of members as Silver Star will determine, of which Silver Star will have the right to nominate and elect a majority, effective upon the consummation of the second closing of the financing transaction.

     The Company's board of directors has approved, and a total of 10 stockholders owning 26,157,577 shares of the 50,476,112 shares of the Company's capital stock outstanding as of the Record Date have consented in writing to, the actions described in this Information Statement. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding capital stock and are sufficient under the Delaware General Corporation Law and the Company's By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote.


     The filing of an amendment to the Company's Amended and Restated Certificate of Incorporation, the consummation of the second closing of the financing transaction and Silver Star's subsequent right to nominate and elect new board members as the result of a change in control of the Company will occur no earlier than twenty days after the date on which this Information Statement is furnished by the Company to its stockholders.


         The Company is required to send this Information Statement to its stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended. While you are not required to take any action in response to this Information Statement, we urge you to read it carefully. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         This Information Statement is first being furnished by the Company to its stockholders on or about March ___, 2003.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

GENERAL

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries from reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock and Convertible Preferred Stock.

     The  Company  will only  deliver  one  Information  Statement  to  multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                                  Nestor, Inc.
                         400 Massasoit Avenue, Suite 200
                       East Providence, Rhode Island 02914
                            Telephone: (401) 434-5522

     Security holders may also address future requests regarding delivery of information statements and/ or annual reports by contacting the Company at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDERS


     Pursuant to the Company's Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the Company's outstanding capital stock is required to effect the actions described herein. The Company's Amended and Restated Certificate of Incorporation does not authorize cumulative voting. Exclusive of the 49,000,000 shares acquired by Silver Star in the first closing of the financing transaction, see "Proposal 1 - Financing Transaction with Silver Star Partners I, LLC," as of the Record Date, the Company had
50,476,112 shares of its capital stock issued and outstanding, of which 25,238,057 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 10 current stockholders of the Company, are collectively the record and beneficial owners of 26,157,577 shares, which represents 51.82% of the issued and outstanding shares of the Company's outstanding capital stock. Pursuant to Section 228(a) of the Delaware General
Corporation Law, the consenting stockholders voted in favor of the actions described herein in a Written Consent, dated January 14, 2003, attached hereto as Exhibit A. No consideration was paid for the Written Consent. The consenting stockholders' names, affiliations with the Company as of the date of the Written Consent and their beneficial holdings are as follows:


                                                                                                       Shares
Name                                                           Affiliation                       Beneficially Held        Percentage
----                                                           -----------                       -----------------        ----------
                                            Bruce W. Schnitzer, a director of the Company, is
Wand/Nestor Investments L.P.;               the  Chairman  and  owns  66% of the  outstanding
Wand/Nestor Investments II L.P.;            common  stock of Wand (Nestor) Inc.,  which, as a        4,446,860              8.81%
Wand/Nestor Investments III L.P.            general partner, controls Wand/Nestor Investments
                                            L. P.,  Wand/Nestor  Investments  II L. P.  and
                                            Wand/Nestor Investments III L.P.
Robert Carroll                                                  Director                             3,841,780              7.61%
David Polak                                                     Director                             6,284,013              12.45%
Steve Emerson                                                   Director                             6,284,013              12.45%
Alvin Siteman                                                   Director                             2,036,818              4.03%
Alan Wiener                                        Director and Chairman of the Board                2,149,075              4.26%
Leon Cooper                                                     Director                              846,520               1.68%
Douglas L. Reilly                                                Officer                              268,498               0.53%
                                                                                                ---------------------    -----------
                                                                                        TOTAL:       26,157,577             51.82%


                         DISSENTERS' RIGHTS OF APPRAISAL

     No action was taken in connection with the proposals by the Company's board of directors or the voting stockholders for which the Delaware General Corporation Law, the Company's Amended and Restated Certificate of Incorporation, or the Company's Bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                VOTING SECURITIES

     The Common Stock and the Convertible Preferred Stock are the only securities of the Company entitled to be voted. The Company had outstanding 50,476,112 shares of capital stock at the close of business on the Record Date, consisting of 50,241,112 shares of Common Stock and 235,000 shares of Convertible Preferred Stock. This does not include the 49,000,000 shares acquired by Silver Star in the first closing of the financing transaction. See "Proposal 1 - Financing Transaction with Silver Star Partners I, LLC." The holders of Common Stock and Convertible Preferred Stock are entitled to vote as a single class on all matters submitted to a vote of stockholders of the Company. Each outstanding share of Common Stock is entitled to one (1) vote and each outstanding share of Convertible Preferred Stock is entitled to one (1) vote for each share of Common Stock into which the Convertible Preferred Stock is convertible. As of the date of this Information Statement, one share of Convertible Preferred Stock is convertible into one share of Common Stock.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth, as of the Record Date, inclusive of the 49,000,000 shares acquired by Silver Star in the first closing of the financing transaction, see "Proposal 1 - Financing Transaction with Silver Star Partners I, LLC," certain information with respect to the beneficial ownership of shares of Common Stock and Convertible Preferred Stock by: (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company's other three most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 2002 (collectively, the "Named Executive Officers"), (iii) each director, and (iv) all directors and Executive Officers of the Company as a group. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:


                                                                                   Percent of Class as         Percent of Class as
                                             Amount and                           of the Second Closing       of the Second Closing
                                               Nature            Percent of       (assuming Silver Star       (assuming Silver Star
                                            of Beneficial       Class as of        purchases 1,285,567         purchases 7,471,134
                                          Ownership as of        the First        shares (post-reverse        shares (post-reverse
Name and Address of Beneficial Owner      the First Closing        Closing               split))                     split))
------------------------------------     ------------------    --------------    -----------------------     -----------------------
Silver Star Partners I, LLC
c/o William B. Danzell
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938.........       50,362,250(1)          50.63%                 56.28%                      73.74%

NTS Investors, LLC
c/o David Polak
NWQ Investment Manager
2049 Century Park East, 4th Floor
Los Angeles, CA  90067...............        9,014,725(2)           8.82%                  7.83%                       4.75%

Entities associated with
  Wand Partners, Inc. (3)
Bruce W. Schnitzer, Chairman
630 Fifth Avenue, Suite 2435
New York, NY  10111..................        6,799,091(4)(5)        6.68%                  5.93%                       3.59%

Alan M. Wiener, Trustee
Alan and Nancy Wiener Trust
5201 Amestoy Avenue
Encino, CA  91316....................        2,295,724(6)           2.30%                  2.04%                       1.23%

Douglas L. Reilly
109 John Scott Lane
North Kingstown, RI  02852...........          565,070(7)            *                      *                           *

Nigel P. Hebborn
84 Coolridge Road
Greenville, RI  02828................          185,990(7)            *                      *                           *

J. Steven Emerson
c/o NTS Investors, LLC
2049 Century Park East, 4th Floor
Los Angeles, CA  90067 (8) ........          6,284,013              6.32%                  5.59%                       3.36%

C. Ross McKenrick
32 Walker Street
Seekonk, MA 02771....................           14,000(7)            *                      *                           *

All Executive Officers and Directors
as a Group (8 Persons).............         75,520,863(9)          71.79%                 74.86%                      84.61%
------------------------
* Less than 1%.


(1) William B. Danzell is the Managing Director of Silver Star Partners I, LLC and as such shares with Silver Star Partners I, LLC the power to vote and dispose of the shares held by it. This number represents (i) 49,000,000 shares of Common Stock held by Silver Star Partners I, LLC; (ii) 1,320,250 shares of Common Stock owned through investment management accounts that Mr. Danzell has power of attorney over and (iii) 42,000 shares of Common Stock held by William B. Danzell, having the sole power to vote and dispose of such shares. As of the first closing of the financing transaction, Mr. Danzell, along with Robert Krasne and Stephen Marbut, were appointed to serve as directors of the Company. Messrs. Krasne and Marbut do not individually own shares of Company Common Stock; however, Mr. Marbut has a 1.76% ownership interest in Silver Star Partners I, LLC and Mr. Krasne has a 0.88% ownership interest in Silver Star Partners I, LLC.

(2) David A. Polak, a director of the Company, is the Managing Member of NTS Investors, LLC and as such shares with NTS Investors, LLC the power to vote and dispose of the shares held by it. This number represents an option to purchase 1,000,000 shares of Common Stock at an exercise price of $1.28 per share until September 12, 2004 and the right to purchase up to 1,730,712 shares of Common Stock subject first to the exercise of existing warrants held primarily by Wand Partners (See below), and exercisable at the corresponding exercise prices. David Polak holds 6,284,013 shares of Common Stock directly, which are included. On October 9, 2002 NTS Investors, LLC made a distribution to its members of the following shares of the Company's Common Stock held by NTS Investors, LLC: (i) 6,284,013 shares of Common Stock to Polak Investors, LLC; (ii) 6,284,013 shares of Common Stock to J. Steven Emerson Roth IRA; (iii) 523,668 shares of Common Stock to Jerry Friedman; (iv) 1,047,335 shares of Common Stock to Edward C Friedel Jr. and Patricia Eder-Friedel, Trustees of the Friedel Family Trust #B; (v) 523,668 shares of Common Stock to Mary-Gene Slaven, Trustee of the Mary-Gene Slaven Living Trust UTD 3/23/94; (vi) 523,668 shares of Common Stock to Jon Bosse & Lili Bosse, JTWROS; (vii) 523,668 shares of Common Stock to Michael C. Mendez, Trustee of the Michael C. & Cheryl L. Mendez Family Trust dtd 12/14/92; and (viii) 1,047,335 shares of Common Stock to Mitchell Equity Investments.

(3) The "entities associated with Wand Partners Inc." are: Wand (Nestor) Inc., Wand/Nestor Investments L. P., Wand/Nestor Investments II L. P., Wand/Nestor Investments III L.P., Wand Partners Inc. and Wand Partners L.P.

(4) Bruce W. Schnitzer, a director of the Company, is the Chairman and owns 66% of the outstanding common stock of Wand (Nestor) Inc., a Delaware corporation, which, as a general partner, controls Wand/Nestor Investments
     L. P., Wand/Nestor Investments II L. P. and Wand/Nestor Investments III L.P., Delaware limited partnerships, which hold an aggregate of 4,446,860 shares of Common Stock, and Common Stock Purchase Warrants to acquire 2,349,040 shares of Common Stock of the Company at prices from $.51 to $.67. As a result of the sale of 49,000,000 shares of Common Stock to Silver Star Partners I, LLC, the exercise prices of these securities will be reduced as follows: (i) warrants to acquire 399,040 shares of Common Stock will be exercisable at a price of $.0485 per share and (ii) warrants to acquire the remaining 1,950,000 shares of Common Stock will be exercisable at prices from $.2580 to $.3285. Bruce W. Schnitzer disclaims beneficial ownership of these securities except to the extent of his "pecuniary interest," as such term is defined in Rule 16a-1 of the Securities Exchange Act, therein as owner of a 10.7103% limited partnership interest in Wand/Nestor Investments L.P. and as the owner of 66% of Wand (Nestor) Inc.'s 1% general partnership interest in Wand/Nestor Investments
     L. P. Common Stock totaling 305,869 shares is held by holders subject to the Bank Holding Company Act of 1958, as amended, and have no voting rights.

     Bruce W. Schnitzer holds 3,191 vested stock options directly, which are included, and is the Chairman and owns 66% of the outstanding common stock of Wand Partners Inc., a Delaware corporation, which, as general partner controls Wand Partners L.P., a Delaware limited partnership, which has been granted by the Company a Common Stock Fee Purchase Warrant to acquire 207,500 shares of Common Stock of the Company exercisable until August 1, 2004 at a price of $.51 per share (reduced to $.2580 per share as the result of the sale of 49,000,000 shares of Common Stock to Silver Star Partners I, LLC). Bruce W. Schnitzer disclaims beneficial ownership of this Warrant except to the extent of his "pecuniary interest," as defined in Rule 16a-1, therein, as the indirect owner of a 33% partnership interest in Wand Partners L.P.

(5) Each of the entities controlled by Wand (Nestor) Inc. and Wand Partners Inc. have sole power to vote and dispose of the shares held by them but may be deemed to share the power to vote and dispose of the shares held by the entity that controls it. By virtue of his ownership interest in Wand (Nestor) Inc. and Wand Partners Inc., Mr. Schnitzer may be deemed to share the power to vote and dispose of the shares held by each of the entities controlled by Wand (Nestor) Inc. and Wand Partners Inc.

(6) Alan M. Wiener is a director and Chairman of the Board of Directors of the Company. He is also the Trustee of the Alan and Nancy Wiener Trust. This number of shares includes 146,649 vested incentive options, which Mr. Wiener owns directly.

(7) Includes 296,572, 178,990 and 14,000 shares of Common Stock, which Messrs. Reilly, Hebborn and McKenrick, respectively, may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option Plan. Messrs. Reilly and Hebborn are corporate officers and directors of the Company and McKenrick is an officer of the Company.

(8) Mr. Emerson is a director of the Company and a member of NTS Investors, LLC.

(9) This number includes: (i) 5,719,154 vested options and warrants owned or controlled by officers and directors of the Company, including 2,349,040 warrants controlled by Wand partnerships and 2,730,712 options and rights controlled by NTS Investors, LLC; and (ii) all other shares beneficially owned by the current directors and executive officers of the Company.

                                   PROPOSAL 1


                           FINANCING TRANSACTION WITH
                           SILVER STAR PARTNERS I, LLC



SILVER STAR PARTNERS I, LLC

     Silver Star is a Delaware limited liability company formed for the purpose of acquiring shares of Company Common Stock pursuant to the financing transaction with the Company described more fully in this Information Statement. As a result of the closing of the first financing transaction, Silver Star is currently the largest single shareholder of the Company. William B. Danzell is the Managing Director of Silver Star and negotiated the terms of the financing transaction with the Company on behalf of Silver Star. Mr. Danzell is also the President of Danzell Investment Management. In the three years prior to Silver Star's acquisition of Company Common Stock, Mr. Danzell owned, on an individual basis, approximately 42,000 shares of Company Common Stock. During that period of time Mr. Danzell closely followed the activities of the Company. As a result of the closing of the first financing transaction, Mr. Danzell has been appointed Chief Executive Officer of the Company and is working closely with the Company's President and board of directors.


SUMMARY OF FINANCING TRANSACTION


     CHANGE IN CONTROL. As a result of the closing of the first financing transaction, Silver Star is the record holder of 49,000,000 shares of Company Common Stock, which represents 49.4% of the issued and outstanding shares of Company Common Stock. In the event the second closing of the financing transaction is consummated, and at such time the Company issues more than 147,611 shares (post-reverse split) of its Common Stock to Silver Star, there will be a change in control of the Company. At the second closing of the financing transaction Silver Star will purchase between 1,285,567 shares (post-reverse split) and 7,471,134 shares (post-reverse split) of Common Stock, which, together with the 4,900,000 shares (post-reverse split) of Common Stock Silver Star purchased in the first closing, will give Silver Star between approximately 56.0% and 74.0% of the issued and outstanding Common Stock of the Company, resulting in a change in control of the Company.

     As a result of this change in control, effective as of the second closing, the board of directors of the Company will consist of a maximum of nine (9) members, or such other odd number of members as Silver Star will determine, of which Silver Star will have the right to nominate and elect a majority. At the present time Silver Star has not exercised such right, but may do so at the Company's annual meeting to be held later in the year.

     USE OF PROCEEDS. The Company intends to use the proceeds from the sale of its Common Stock for working capital. The proceeds will allow the Company to proceed with all existing red-light enforcement contracts through the use of its CrossingGuard systems and will provide the Company with the opportunity to pursue new red-light enforcement contracts.

     PURCHASE PRICE FOR THE COMMON STOCK. During the period of time from January 2, 2003 to January 13, 2003, the daily closing price of the Company's Common Stock ranged from $0.035 to $0.055 per share. During this period of time, the Company and Silver Star agreed to a purchase price of $0.0485 per share. On January 15, 2003, the effective date of the first closing of the financing transaction, the closing price of the Company's Common Stock was $0.070 per share. Although the purchase price ($0.0485) was less than the closing price of the Company's Common Stock on the effective date of the first closing ($0.070), the Company believes that such purchase price was fair, reasonable and in the best interest of the Company and its stockholders given that the purchase price exceeded the daily closing price of the Common Stock for 6 of the 8 days in the period of time from January 2, 2003 to January 13, 2003.

     At the second closing of the financing  transaction Silver Star will invest
(i) $623,500 in the Company for the purchase of 1,285,567 shares (post-reverse split) of Company Common Stock and (ii) at the option of Silver Star, up to an additional $3,000,000 in the Company for the purchase of up to an additional 6,185,567 shares (post-reverse split) of Company Common Stock. The purchase price for the Common Stock at the second closing of the financing transaction will be $0.485 per share, such purchase price being computed after giving effect to a one-for-ten reverse split. See "Proposal 2 - Amended Certificate - Reverse Stock Split." At the effective time of the one-for-ten reverse split, the market price of each share of Common Stock issued and outstanding at such time may be increased by ten times such market price (e.g. If a shareholder holds 100 shares of Company Common Stock at a market price of $0.08 per share, immediately after the effective time of the one-for-ten reverse split, such shareholder will hold 10 shares of Company Common Stock that could reflect a market price of $0.80 per share). There can be no assurance that the market price per share of Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of the Company's Common Stock may also be based on Company performance and other factors, some of which may be unrelated to the number of shares outstanding.

STOCK PURCHASE AGREEMENT.

     The following is a summary of the material terms of the Stock Purchase Agreement and is qualified by reference to the complete text of such Stock Purchase Agreement, which is incorporated by reference and attached as Exhibit B to this Information Statement.

     Pursuant to a Stock Purchase Agreement between the Company and Silver Star, dated as of January 15, 2003, Silver Star agreed to invest $2,376,500 in the Company for the purchase of 49,000,000 shares of Company Common Stock at the first closing. Within three (3) business days of the date of filing of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Amended Certificate") providing for a one-for-ten reverse stock split of the Common Stock and a subsequent increase in the authorized Common Stock to 20,000,000 shares (post-reverse split), Silver Star will invest (i) $623,500 in the Company for the purchase of 1,285,567 shares (post-reverse split) of Company Common Stock and (ii) at the option of Silver Star, up to an additional $3,000,000 in the Company for the purchase of up to an additional 6,185,567 shares (post-reverse split) of Company Common Stock.

     The obligations of Silver Star to purchase shares of the Company's Common Stock at the first closing or the second closing are subject to the fulfillment at or before the first closing or second closing, as the case may be, of each of the following conditions, any of which may be waived in writing by Silver Star:


     o The Investor Rights Agreement will be duly executed and delivered by the Company to Silver Star at the first closing.

     o That certain Termination and Release Agreement by and between the Company and Wand Partners L.P., providing for the termination of their respective obligations arising under that certain Financial Advisory Agreement upon payment from the Company to Wand Partners L.P. of fees due to Wand Partners L.P. under the Financial Advisory Agreement in the amount of $96,250, will have been duly executed and delivered to Silver Star at the first closing.

     o The Company's board of directors will appoint William B. Danzell to serve as Chief Executive Officer, without compensation, during the period of time from the first closing to the second closing.

     o    The Company's board of directors and  stockholders  will elect William
          B. Danzell, Stephen Marbut and Robert Krasne to serve as members of the board of directors of the Company during the period of time from the first closing to the earlier of (i) the second closing and (ii) the third (3rd) business day following the date of filing of the Amended Certificate with the Secretary of State of Delaware.

     o Prior to the second closing, the Company will adopt and file with the Secretary of State of Delaware the Amended Certificate.

     o The Company's board of directors and stockholders will agree not to amend the Company's Bylaws or make any other changes relating to the Company's corporate governance during the period of time from the first closing to the second closing.

     o Effective as of the second closing, the board of directors of the Company will consist of a maximum of nine (9) members, or such other odd number of members as Silver Star will determine, of which Silver Star will have the right to nominate and elect a majority.

     o All approvals of the Company's board of directors and stockholders necessary for the performance of the transactions contemplated by the Stock Purchase Agreement, the Investor Rights Agreement, the Amended Certificate, and any other transaction documents will be obtained.

INVESTOR RIGHTS AGREEMENT.


     The following is a summary of the material terms of the Investor Rights Agreement and is qualified by reference to the complete text of such Investor Rights Agreement, which is incorporated by reference and attached as Exhibit C to this Information Statement.

     As part of the financing transaction, the Company agreed to an Investor Rights Agreement granting Silver Star certain registration rights in connection with the Common Stock. The Investor Rights Agreement provides Silver Star with the right to require the Company to file a registration statement with the SEC as soon as practicable after Silver Star exercises its demand registration right. The registration statement will cover Silver Star's resale of Common Stock purchased at the first closing and second closing.

     The Company must pay all expenses associated with the registration statement. The Company has a number of obligations in connection with the registration statement, including causing it to remain continuously effective until the distribution of shares covered by the registration statement is complete. The Company must also indemnify Silver Star from liabilities it may incur resulting from any untrue statement or omission of a material fact contained in the registration statement and related documents and from certain other liabilities.

CERTIFICATE OF AMENDMENT TO THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION.


     The following is a summary of the material terms of the Amended Certificate and is qualified by reference to the complete text of such Amended Certificate, which is incorporated by reference and attached as Exhibit D to this Information Statement.

     One of the conditions to the closing of the financing transaction is that the Company amend its Amended and Restated Certificate of Incorporation to provide for a one-for-ten reverse stock split of the Common Stock and a subsequent increase in the authorized Common Stock from 10,000,000 shares (post-reverse split) to 20,000,000 shares (post-reverse split). See "Proposal 2
- Amended Certificate - Authorized Common Stock." Immediately after the closing of the first financing transaction with Silver Star, 99,241,112 shares of Common Stock were issued and outstanding which, when taken together with the number of shares of Common Stock reserved for issuance upon exercise of options and warrants and conversion of Series B Convertible Preferred Stock, represented an excess of 9,898,770 shares over the number of shares of Common Stock the Company is duly authorized to issue pursuant to the terms of its certificate of incorporation. See "Proposal 2 - Amended Certificate - Capitalization of the Company Before and After Filing of the Amended Certificate." Therefore, in order to affect the sale of Common Stock to Silver Star at the second closing of the financing transaction, the Company must amend its Amended and Restated Certificate of Incorporation to provide an increase in the authorized Common Stock.

NUMBER OF VOTES.

     The Common Stock issued in the financing transaction is entitled to one vote per share on all matters the holders of Common Stock may vote upon.

                                   PROPOSAL 2


                               AMENDED CERTIFICATE


GENERAL


     The Company's board of directors has approved, and stockholders have consented in writing, to the filing of the Amended Certificate to effect (i) a one-for-ten reverse stock split of the Company's outstanding Common Stock (the "Reverse Stock Split") and (ii) a subsequent increase in the authorized Common Stock of the Company from 10,000,000 shares (post-reverse split) to 20,000,000 shares (post-reverse split).


REVERSE STOCK SPLIT

     Pursuant to the Reverse Stock Split each 10 shares of the Company's outstanding Common Stock on the date of filing of the Amended Certificate with the Delaware Secretary of State (the "Old Shares") will be automatically converted into 1 share of the Company's Common Stock (the "New Shares"). The Reverse Stock Split will decrease the number of shares of Common Stock the Company is authorized to issue from 100,000,000 shares (pre-reverse split) to 10,000,000 shares (post-reverse split) and will reduce the number of shares of the Company's Common Stock outstanding. The Reverse Stock Split will become effective upon filing of the Amended Certificate with the Delaware Secretary of State (the "Effective Date"). The Company also intends to increase the authorized Common Stock of the Company from 10,000,000 shares (post-reverse split) to 20,000,000 shares (post-reverse split). See "Proposal 2 - Amended Certificate - Authorized Common Stock."

     PURPOSE AND EFFECT OF PROPOSED REVERSE STOCK SPLIT. The board of directors believes the Reverse Stock Split is desirable for the following reasons: (1) the decrease in the number of shares of Common Stock the Company is authorized to issue will reduce the amount of state franchise tax the Company is required to pay in certain states and (2) by reducing the number of shares of the Company's Common Stock outstanding it will raise the trading price of its Common Stock. The board of directors believes that the higher share price that might initially result from the Reverse Stock Split could help generate interest in the Company among investors and thereby assist the Company in raising future capital to fund its operations. The effect of the Reverse Stock Split upon the market price for the Company's Common Stock cannot be predicted. There can be no assurance that the market price per New Share of Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of the Company's Common Stock may also be based on Company performance and other factors, some of which may be unrelated to the number of shares outstanding.

     The Reverse Stock Split will effect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of the stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Stock Split one share of its Common Stock.

     The Reverse Stock Split will have the following effects upon the number of shares of Company Common Stock outstanding and the number of authorized and unissued shares of Company Common Stock:

     o The number of shares owned by each holder of Common Stock will be reduced by a ratio of 10 to 1;


     o The number of shares of Common Stock the Company is authorized to issue will be reduced by a ratio of 5 to 1 (after giving effect to the increase in the number of authorized shares of Common Stock);


     o    The par value of the Common Stock will remain $.01 per share; and

     o All outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options or warrants, 1/10th of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Stock Split, at an aggregate price equal to ten times (10x) the price required to be paid therefor upon exercise thereof immediately preceding the Reverse Stock Split.

     MANNER  OF  EFFECTING   THE  REVERSE   STOCK  SPLIT  AND   EXCHANGE   STOCK
CERTIFICATES. The Reverse Stock Split will be effected by the filing of the Amended Certificate with the Secretary of the State of Delaware. The Reverse Stock Split will become effective on the Effective Date. As soon as practicable after the Effective Date, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificates representing the Old Shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the Old Shares, a stockholder will be entitled to receive a certificate representing the number of the New Shares into which his Old Shares have been reclassified as a result of the Reverse Stock Split. Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until such stockholder has surrendered his outstanding certificates together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing the Old Shares will be deemed for all corporate purposes after the Effective Date to evidence ownership of the New Shares in the appropriately reduced number.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The Company believes that the federal income tax consequences of the Reverse Stock Split to holders of Old Shares and holders of New Shares will be as follows:

     o No gain or loss will be recognized by a stockholder on the surrender of the Old Shares or receipt of a certificate representing New Shares;

     o The aggregate tax basis of the New Shares will equal the aggregate tax basis of the Old Shares exchanged therefor;

     o The holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets; and

     o The conversion of the Old Shares into the New Shares will produce no gain or loss to the Company.

     Notwithstanding the foregoing, the federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest.

     The Company's beliefs regarding the tax consequence of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. This summary is based on the Internal Revenue Code of 1986, as amended, rules and Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date of this Information Statement.

     This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.

     The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

     THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

AUTHORIZED COMMON STOCK



     Pursuant to the Reverse Stock Split, the number of shares of Common Stock the Company is authorized to issue will be reduced from 100,000,000 shares (pre-reverse split) to 10,000,000 shares (post-reverse split). The Company's board of directors has approved, and stockholders have consented in writing to, a subsequent increase in the number of authorized shares of Common Stock from 10,000,000 shares (post-reverse split) to 20,000,000 shares (post-reverse split).

     The second closing of the financing transaction pursuant to the Stock Purchase Agreement requires that the Company increase the number of shares of Common Stock available for issuance. The board of directors and stockholders believe, based on the number of shares of Common Stock outstanding after giving effect to the Reverse Stock Split and the number of shares the Company reasonably expects to issue in financings, acquisitions, conversion of preferred shares, reservation of shares for issuance on the exercise of warrants or options, and other transactions, including the second closing of the financing transaction, that 10,000,000 shares (post-reverse split) is an insufficient number of shares of Common Stock to be authorized to issue without additional stockholder approval. Accordingly, the board of directors and stockholders believe that an increase in the number of authorized shares of Common Stock would be in the best interests of the Company and that 20,000,000 authorized shares of Common Stock will suffice to maintain the requisite amount of flexibility required by the Company's ongoing activities as currently contemplated. The subsequent increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. The Company has no immediate plans for the sale or issuance of additional Common Stock other than in connection with the second closing of the financing transaction. See "Proposal 1 - Financing Transaction with Silver Star Partners I, LLC."


     One of the effects of the proposed amendment is that any issuance of additional Common Stock, directly or upon exercise of warrants or options, if issued, will have a potentially dilutive effect on each of the stockholders to the extent that any of the authorized but unissued shares are subsequently issued. The issuance of such shares of Common Stock (or even the potential issuance) may have a depressive effect on the market price of the Company's securities. The issuance of any of the additional shares of Common Stock, or options to purchase shares at prices below the current market price, would also have a dilutive effect on stockholders' equity in the Company and may thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.

     Another possible effect of the proposed amendment might be to enable the board of directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The board of directors would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company, which stockholders might view as desirable.

     While the proposed amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the proposed amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

CAPITALIZATION OF THE COMPANY BEFORE AND AFTER FILING OF THE AMENDED CERTIFICATE

     The following is a summary comparison of the capitalization of the Company before and immediately after the filing of the Amended Certificate, giving effect to both the Reverse Stock Split and the subsequent increase in authorized capital (but without giving effect to the sale of stock to Silver Star pursuant to the second closing of the financing transaction):




                                                          After Giving Effect to the      After Giving Effect to the
                                         Pre-Filing           Reverse Stock Split       Increase in Authorized Capital
                                         ----------       --------------------------    ------------------------------

Issued and Outstanding                   99,241,112                9,924,111                       9,924,111

Reserved for Issuance upon                3,390,197                  339,020                         339,020
Exercise of Options Outstanding

Reserved for Issuance for                 1,711,053                  171,105                         171,105
Additional Grants of Options

Reserved for Issuance upon                5,321,408                  532,141                         532,141
Exercise of Warrants Outstanding

Reserved for Issuance upon                  235,000                   23,500                          23,500
Conversion of Preferred Stock

Authorized but Not Issued or             (9,898,770)                (989,877)                      9,010,123
Reserved

Authorized but Not Issued or
Reserved after the Second Closing
of the Financing Transaction                   ----                     ----                       1,538,989
(assuming Silver Star purchases
the maximum of 7,471,134 shares
(post-reverse split))

     Immediately prior to the closing of the first financing transaction with Silver Star (i) 50,241,112 shares of Common Stock were issued and outstanding,
(ii) options to acquire 3,390,197 shares of Common Stock were granted and are outstanding under the Company's stock option plans and an additional 1,711,053 shares of Common Stock were reserved for issuance for additional grants of options under such plans, (iii) warrants to purchase 5,321,408 shares of Common Stock were issued and are outstanding, and (iv) 235,000 shares of Series B
Convertible Preferred Stock, par value $1.00 per share, were issued and are outstanding. Immediately after the closing of the first financing transaction with Silver Star, 99,241,112 shares of Common Stock were issued and outstanding which, when taken together with the number of shares of Common Stock reserved for issuance upon exercise of options and warrants and conversion of Series B Convertible Preferred Stock, represented an excess of 9,898,770 shares over the number of shares of Common Stock the Company is duly authorized to issue pursuant to the terms of its certificate of incorporation.

     One of the conditions to the closing of the financing transaction is that the Company amend its Amended and Restated Certificate of Incorporation to provide for a one-for-ten reverse stock split of the Common Stock and a subsequent increase in the authorized Common Stock from 10,000,000 shares (post-reverse split) to 20,000,000 shares (post-reverse split). Prior to the filing of the Amended Certificate to increase the number of authorized Common Stock, the Company (i) will not at any time issue more shares of Common Stock (upon the exercise of options and warrants, the conversion of Series B Convertible Preferred Stock, or otherwise) than it is authorized to issue pursuant to the terms of its certificate of incorporation, and (ii) will not grant options or warrants to purchase shares of Common Stock or issue shares of Series B Convertible Preferred Stock that, if exercised or converted, as the case may be, would result in the Company issuing more shares of Common Stock than it is authorized to issue pursuant to the terms of its certificate of incorporation, until such time as the Amended Certificate to increase the number of shares of Common Stock it is authorized to issue is filed with the Secretary of State of the State of Delaware.

     Immediately after the closing of the second financing transaction with Silver Star (assuming Silver Star purchases the maximum of 7,471,134 shares (post-reverse split)), there will be 1,538,989 shares of Common Stock authorized but not issued or reserved by the Company.

                                   PROPOSAL 3


                              ELECTION OF DIRECTORS

THE SILVER STAR DESIGNEES

     The Stock Purchase Agreement contemplates that, effective upon the consummation of the first closing of the financing transaction between the Company and Silver Star, Silver Star designees William B. Danzell, Stephen Marbut and Robert Krasne will be elected to the Company's board of directors. To accomplish this, the Company's board of directors and stockholders elected Mr. Danzell, Mr. Marbut and Mr. Krasne to the board, effective upon the consummation of the first closing of the financing transaction, and previous directors Robert Carroll, Leon Cooper, and Alvin Siteman submitted their resignations to be effective upon the consummation of the first closing of the financing transaction. The first closing of the financing transaction was then consummated on January 15, 2003.


COMPOSITION OF THE BOARD OF DIRECTORS POST-SECOND CLOSING

     The Stock Purchase Agreement also contemplates that, effective upon the consummation of the second closing of the financing transaction between the Company and Silver Star, the Company's board of directors will consist of a maximum of nine members, or such other odd number of members as Silver Star will determine, of which Silver Star will have the right to nominate and elect a majority. Silver Star will acquire such right as the result of Silver Star owning more than fifty percent of the issued and outstanding capital stock of the Company, effective upon the consummation of the second closing of the financing transaction. See "Proposal 1 - Financing Transaction with Silver Star Partners I, LLC." As of the date of this Information Statement, Silver Star has no current plans or proposals to change the current composition of the Company's board of directors after the second closing of the financing transaction. A nominating committee has been appointed to create a list of persons to be nominated for election to the board of directors, including those nominations of Silver Star, and it is anticipated that such nominations will be submitted to the stockholders for election at the Company's annual meeting to be held later this year.


DIRECTORS AND EXECUTIVE OFFICERS

     During the last five years none of the Company's directors or executive officers, including Silver Star's designees to the board of directors, has (1) been convicted in a criminal proceeding or (2) been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each of the Company's directors and executive officers, including Silver Star's designees to the board of directors, is a citizen of the United States.


     Silver Star has advised the Company that (1) Messrs. Danzell, Marbut and Krasne have no familial relationship with any of the Company's directors or executive officers, (2) other than indirectly through their interests in Silver Star, if any, Messrs. Marbut and Krasne do not beneficially own any of the Company's equity securities (or rights to acquire any such securities), (3)
1,320,250 shares of Common Stock are owned through investment management accounts that Mr. Danzell has power of attorney over, and (4) Mr. Danzell owns 42,000 shares of Company Common Stock on an individual basis. None of them have been employed by the Company prior to the consummation of the first closing of the financing transaction. Danzell Investment Management, Ltd., in which Mr. Danzell serves as President, has provided investment-related services (including consulting services) to the Company and will receive a fee for services rendered in an amount equal to 3% of the cash proceeds generated by the Company in connection with the financing transaction with Silver Star. Danzell Investment Management, Ltd. may also receive fees in connection with future debt or equity financing transactions between the Company and any party that was introduced to the Company by Danzell Investment Management, Ltd. Except as set forth herein, Messrs. Danzell, Marbut and Krasne have not been involved in any transaction or proceeding nor had any relationship with the Company or any of its directors, executive officers or affiliates that are required to be disclosed pursuant to the rules and regulations of the SEC, except as may be disclosed in this Information Statement.

CURRENT MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information regarding the current directors and executive officers of the Company. There are no family relationships between any of the Company's directors or executive officers.


                                Director/
                                 Officer
           Name        Age        Since      Capacities in which Served
           ----        ---      ---------    --------------------------
J. Steven Emerson       57         2001      Director
David A. Polak          64         2001      Director
Bruce W. Schnitzer      58         1994      Director
Alan M. Wiener          64         1999      Director and Chairman of the Board
William B. Danzell      48         2003      Director and Interim
                                              Chief Executive Officer
Robert Krasne           47         2003      Director
Stephen Marbut          51         2003      Director
Nigel P. Hebborn        44         1996      Director, President and
                                              Chief Financial Officer
Douglas L. Reilly       50         1983      Director, Chief Operating Officer
                                              and Executive Vice President
Herbert S. Meeker       77         1983      Secretary




     J. Steven Emerson, private investor, formerly general partner of S.E.A.F, an investment partnership specializing in small capitalization public company investments. Prior positions include portfolio manager at NWQ Investments Management and securities analyst at Occidental Life, a division of Transamerica Corporation. Mr. Emerson holds an M.B.A. from the University of Southern California and a B.S. degree from U.C.L.A.

     David A. Polak is the founder and Chairman of NWQ Investment Management Company, a Los Angeles based investment management firm. Mr. Polak holds a B.S. degree from M.I.T and an M.B.A from U.C.L.A. Mr. Polak is the Managing Director of NTS Investors, LLC.

     Bruce W. Schnitzer joined the Company's board of directors in August 1994 and has been Chairman of the Executive Committee of the board of the Company since December 1996. Mr. Schnitzer is Chairman of Wand Partners, a private equity investment firm, specializing in the application of Internet-based technology and database management to established businesses. Mr. Schnitzer's experience prior to establishing Wand in 1987 includes having served as President and CEO of Marsh & McLennan, Inc. and head of the Merger and Acquisition Advisory Department of J. P. Morgan.

     Alan M. Wiener was Chairman of the Board and CEO of Impulse Designs, Inc., which was acquired by Tandycrafts, Inc. (NYSE) in 1993. Mr. Wiener holds a B. A. in Economics from the University of Illinois and an M.B.A. with honors from the University of Chicago. He has served on the Board of Directors of Leisure Technology, Inc.; CalFame Citrus Products, Inc.; Erly Industries, Inc.; FloTool, Inc.; as well as a number of private companies and charitable organizations.

     William B. Danzell is Founder and President of Danzell Investment Management, Ltd., a private investment management company founded in 1995 to provide advisory services to high net worth individuals and consulting services to restructuring corporations. Mr. Danzell is also Chairman of Lama, Inc., a privately held holding company and parent corporation to Silver Star Trailers, LLC. Prior to joining Merrill Lynch in 1981, Mr. Danzell's primary activity was the financial and managerial reorganizations of privately held corporations. Mr. Danzell joined Prudential Securities in 1983 and held the title of Senior Vice President-Portfolio manager. Mr. Danzell received his Economics degree from Colgate University (Hamilton, NY) in 1977.

     Robert Krasne is principal in The Krasne Group, Inc., a strategic business-consulting firm established in 2002. Previously, Mr. Krasne served as a partner in the Washington, D.C. law firm of Williams & Connolly, L.L.P. Mr. Krasne is presently counsel to the firm. (Neither Mr. Krasne nor Williams & Connolly, L.L.P. provide legal services to the Company). Mr. Krasne joined Williams & Connolly in 1986 from the Office of the Comptroller of the Currency, a bureau of the U.S. Department of the Treasury. Mr. Krasne is also currently an Adjunct Professorial Lecturer at the McDonough School of Business at Georgetown University, where he presents a class on corporate governance to MBA candidates. Mr. Krasne is a graduate of Georgetown University and Georgetown University Law Center.


     Stephen  Marbut is the  President  and Chief  Executive  Officer  of Lummus
Corporation, the world leader in the design, manufacture and sale of cotton ginning and man made fiber processing equipment. Prior to joining Lummus, Mr. Marbut spent 24 years with General Electric Corporation where he held various positions including President and Representative Director of Hitachi GE Lighting; Vice President and Director Logistics of GE Lighting Europe; General Manager Distribution Services, Manager Sourcing Operations, General Manager Specialty Products Management and Manager Consumer Incandescent Product Management of GE Lighting. Mr. Marbut received a Bachelor of Science in Electrical Engineering from North Carolina State University.

     Nigel P. Hebborn, Director, President and Chief Financial Officer of the Company, joined the Company in October 1996. He is responsible for the Company's financial and corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was employed by Price Waterhouse.



     Douglas L. Reilly, Director, is Chief Operating Officer and Executive Vice President of the Company. In 2002, Dr. Reilly was named President and CEO of
Nestor Traffic Systems, Inc. In 2001, Dr. Reilly was named President of the Nestor Traffic Systems, Inc., Rail Group. From 1994 until 2001, he served as the Company's Senior Vice President of Strategic Analysis and Technology. In that capacity, he had responsibility for business development, marketing and sales of Nestor Traffic System's products from 1999 to 2001. From 1989 to 1994, he served as Vice President for Product Development and Financial Applications. From 1983 until 1989, he served as the Company's Vice President for Research and Development. Dr. Reilly received his Doctoral Degree in Physics from Brown University in 1980, specializing in the area of neural networks under the direction of Charles Elbaum. Dr. Reilly became the Company's first full time employee in 1983, with responsibility for the hiring, development and day-to-day management of the Company's technical organization. He led the teams that developed the first prototype systems of the Company's technology, producing systems for character recognition, machine vision, as well as applications of the technology to decision-making and risk assessment in financial services. He is a co-author on a number of the Company's patents and has written numerous articles in the field of neural network design and application.

     Herbert S. Meeker is an attorney in the law firm of Brown Raysman Millstein Felder & Steiner LLP, which acts as general counsel to the Company. Mr. Meeker was a general partner of Nestor Associates from its inception until May 1983, when the Company succeeded to the business of Nestor Associates. He has also served as a director and Secretary of the Company and Nestor Traffic Systems, Inc. ("NTS") since the date of their respective incorporation. Mr. Meeker is currently the Secretary of the Company.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company's board of directors held 14 meetings during the year ended December 31, 2002. The incumbent directors attended all of these meetings. In 2002, the directors did not receive fees for attending meetings of the board.

     The Company has an Audit and Finance Committee. This Committee generally selects and reviews recommendations made by the Company's independent public accountants. The Audit and Finance Committee, which during the fiscal year ended December 31, 2002 consisted of Alan M. Wiener, Alvin J. Siteman and J. Steven Emerson, met once during such fiscal year. The Company also has a Management Compensation Committee consisting of Bruce Schnitzer, Alan Wiener and Charles Elbaum. The Management Compensation Committee meets periodically to review and consider compensation matters relating to employees of the Company.

AUDIT AND FINANCE COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2001

     The Audit and Finance Committee of the board of directors of the Company serves as the representative of the board of directors for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors, discussing the scope of the auditor's examination and reviewing annual financial statements. The responsibilities of the Audit and Finance Committee are set forth in the charter of the Audit Committee adopted by the board of directors of the Company on September 12, 2001. The Company's management has primary responsibility for preparing its financial statements and financial reporting process. The Company's independent accountants for the fiscal year ended December 31, 2001, Ernst & Young LLP, were responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     In this context, the Audit and Finance Committee reported as follows:

     1. The Audit and Finance Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2001 with the Company's management;

     2. The Audit and Finance Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committees), as amended; and

     3. The Audit and Finance Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the independent auditors' independence from management and the Company including matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The undersigned members of the Audit Committee during the fiscal year ended December 31, 2001 submitted this Report to the board of directors:

THE AUDIT AND FINANCE COMMITTEE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001:

Alan M. Wiener, Chairman
Alvin J. Siteman
J. Steven Emerson


AUDIT AND FINANCE COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2002

     The report of the Audit and Finance Committee for the fiscal year ended December 31, 2002 has been omitted from this Information Statement as the audit for the year ended December 31, 2002 has not yet commenced, and the report will be included in the Company's Proxy Statement for the 2003 annual meeting.

     Effective January 2, 2003, Ernst & Young, LLP ("E&Y") resigned as the independent accountants of the Company for the year ending December 31, 2002. E&Y's resignation was approved by the Audit Committee of the Company. On January 2, 2003, Carlin, Charron & Rosen, LLP was engaged as the Company's new independent accountants.

MANAGEMENT COMPENSATION COMMITTEE REPORT

     OVERALL POLICY. The Company's executive compensation program is designed to be closely linked to corporate performance and returns to stockholders. To this end, the Company has developed a compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy and to provide a compensation package that recognizes individual contributions as well as overall business results.

     The Management Compensation Committee determines the compensation of the Company's executive officers and other key employees and sets the policies for and reviews the compensation awarded to other executive officers.

     The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Management Compensation Committee's policies with respect to each of these elements are discussed below. Although the elements of compensation described below are considered separately, the Management Compensation Committee generally takes into account the full compensation package afforded to the executive.

     BASE SALARIES. The base salary for an executive officer is initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies.

     Annual salary adjustments are exclusive of those which have been determined pursuant to employment agreements, if any, and are determined by (i) evaluating the Company's performance and (ii) the performance of each executive, including any new responsibilities assumed by such person. In the case of executive officers with responsibility for a particular business division, such division's financial results also are considered. In evaluating the Company's performance, the Management Compensation Committee, where appropriate, also considers non-financial indicia, including, but not limited to, increased market share, efficiency gains, improvements in quality and improvements in relations with customers, suppliers and employees.

     No annual bonuses were paid to executives in the past three fiscal years. Mr. Ghosh, President of the NestorCommerce Division, received performance based incentives based upon revenues and net profits realized by the NestorCommerce division in the amount of $36,977 and $53,480 in fiscal 2001 and 2000, respectively. Mr. Ghosh was employed by Retail Decisions, Inc., a reseller of the Company's PRISM product, in May 2001.

     STOCK OPTIONS. Stock option grants are recommended by management and approved by the board. Executive stock option grants are recommended and approved by the board.

     CONCLUSION. As is indicated by the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Management Compensation Committee intends to continue its practice of linking executive compensation to corporate performance and stockholders returns, recognizing that the cyclical nature of the Company's business may, from time to time, result in a temporary imbalance over a particular period.

THE MANAGEMENT COMPENSATION COMMITTEE:

Bruce W. Schnitzer, Chairman
Alan M. Wiener

COMPARATIVE PERFORMANCE OF THE COMPANY

     The Company is required to present a chart comparing the cumulative total shareholder return on its Common Stock over a five-year period with the cumulative total shareholder return of (i) a broad equity market index, and (ii) a published industry index or peer group.


             [OBJECT OMITTED: THE PRINTED GRAPH WILL BE INCLUDED IN
               THE INFORMATION STATEMENT MAILED TO SHAREHOLDERS.]


COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information for the calendar years ended December 31, 2002, 2001 and 2000 compensation paid by the Company to the chief executive officer and to each of the officers of the Company whose total annual salary and bonus exceed $100,000.


                                                                                               Long-Term Compensation Awards
                                                                                                -----------------------------
                                                                                   Restricted
       Name and             Calendar                              Other Annual       Stock       Options/                  All Other
   Principal Position         Year      Salary ($)   Bonus ($)   Compensation (1)    Awards      SARs (2)      Payouts     Comp ($)
   ------------------         ----      ----------   ---------   ----------------    ------      --------      -------     --------
David Fox (3)                 2002       135,417         0           1,219              0               0         0          83,493
President and CEO until       2001       247,753         0           1,295              0         268,000         0               0
6/30/02                       2000       165,000         0             673              0         426,623         0               0


Nigel P. Hebborn (4)          2002       160,500         0             102              0          60,000         0               0
President, Chief Executive    2001       136,905         0              72              0          82,490         0               0
Officer (as of 7/1/02) and    2000       110,000         0              72              0          60,000         0               0
Chief Financial Officer


Douglas Reilly (4)            2002       183,250         0             235              0          60,000         0               0
Executive Vice President      2001       149,111         0             153              0         125,000         0               0
and Chief Operating Officer   2000       120,417         0             128              0          45,827         0               0


C. Ross McKenrick (5)         2002       120,000         0              42              0          20,000         0               0
Vice President
Engineering
                              2001        55,000         0              42              0          20,000         0               0


Michael T. Glier (6)          2002             0         0               0              0               0         0         103,942
Senior Vice President -       2001       115,179         0             179              0          58,500         0               0
Operations                    2000       110,584         0             168              0          45,828         0               0


(1)  Payment of group term life insurance premiums.

(2) Includes converted number of options originally granted by Nestor Traffic Systems, Inc. of 40,000, 5,000 and 5,000 to Messrs. Fox, Reilly and Glier, respectively, in 2000 and 9,000 to Mr. Hebborn in 2001.

(3) Mr. Fox resigned from the Company on June 30, 2002 and has a two year severance agreement. All other compensation includes $57,291 of severance payments and $26,202 of unused vacation paid in 2002.

(4) The salaries of Messrs. Hebborn and Reilly each include $39,000 of voluntary deferred compensation earned in 2002, which was paid in January 2003.


(5) Mr. McKenrick joined the Company in July 2001 and is Vice President, Engineering of Nestor Traffic Systems, Inc.

(6) Mr. Glier resigned from the Company and as Senior Vice President, Operations of Nestor Traffic Systems, Inc. on December 17, 2001. In 2002, he received $86,250 for nine months of severance and $17,692 as payment of unused vacation.

OPTIONS AND WARRANTS


     The shareholders of the Company approved on May 6, 1997, and amended on September 12, 2001, the 1997 Stock Option Plan ("1997 Plan") of the Company authorizing the granting to employees, officers, directors, and others options to acquire up to a maximum of 5,000,000 shares of Common Stock of the Company. The shares issued by the Company upon the exercise of the options granted under the 1997 Plan were registered on June 6, 1997 on Form S-8 (Registration No. 333-27271) under the Securities Act of 1933 as amended. During the year ended December 31, 2002, 376,000 options were granted under the 1997 Plan, 772,152 options were cancelled or expired under the 1997 and the previously adopted 1984 Plan and no options were exercised. There was an aggregate of 3,804,490 options outstanding on December 31, 2002 of which 2,809,795 were vested as of that date under the 1997 and 1984 Plans.


OPTION GRANTS IN YEAR ENDED DECEMBER 31, 2002

     The following table sets forth summary information concerning individual grants of stock options made during the year ended December 31, 2002 to each of the executive officers named in the Summary Compensation Table. The Company granted all options at the market value on the date of grant as determined by the board of directors. Amounts reported in the "Potential Realizable Value Rates of Stock Price Appreciation for Options Terms" columns represent hypothetical amounts that may be realized on exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Company's Common Stock. The Company cannot assure that it can achieve the rates of appreciation assumed in this table or that the individuals in this table will receive the amounts reflected.


                                                                                        Potential Realizable
                                                                                      Value At Assumed Annual
                                                                                        Rates of Stock Price
                                                                                      Appreciation for Option
                                                                                                Term
                                                                                      -----------------------
                            Individual Grants
                            -----------------
                         Number of        % of Total
                         Securities      Options/SARs
                         Underlying       Granted To      Exercise or                                        Grant Date
                        Option/SARs      Employees in     Base Price    Expiration                          PresentValue
Name                      Granted        Fiscal Year      ($/Share)        Date        5%($)      10%($)      ($) (1)
----                      -------        -----------      ---------        ----        -----      ------    ------------
Nigel P. Hebborn          60,000            16.0%            .19         06/10/10      3,146      6,965        10,200

Douglas Reilly            60,000            16.0%            .19         06/10/10      3,146      6,965        10,200

C. Ross McKenrick         20,000             5.3%            .18         07/11/10        994      2,200         3,200


(1) Option values reflect Black-Scholes model output for options. The assumptions used in the model were expected volatility of 1.098, risk-free rate of return of 4.43%, dividend yield of 0%, and time to exercise of 8 years with the exception of Mr. McKenrick's option, which assumed a risk-free rate of 3.91%.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

     The following table presents the value of exercised and unexercised options held by the named executives at fiscal year-end:


                                                                   Number of Securities               Value of Unexercised
                                                                  Underlying Unexercised           In-the-Money Options/SARs
                                                                  Options/SARs at Fiscal              at Fiscal Year-End($)
                    Shares Acquired on                            Year-End Exercisable (E)/               Exercisable(E)
Name                     Exercise          Value Realized ($)        Unexercisable (U)                  Unexercisable (U)
----                     --------          ------------------         -----------------                 -----------------

David Fox                   0                      0                     900,355 (E)                        0 (E) (U)

Nigel P. Hebborn            0                      0                     178,990 (E)                        0 (E)

                                                                         123,493 (U)                        0 (U)
Douglas Reilly              0                      0                     296,573 (E)                        0 (E)

                                                                          90,911 (U)                        0 (U)

C. Ross McKenrick           0                      0                      14,000 (E)                        0 (E)

                                                                          26,000 (U)                        0 (U)

Michael T. Glier            0                      0                     215,984 (E)                        0 (E) (U)



DIRECTOR COMPENSATION

     The Company's directors do not receive cash compensation for their services as directors, but are reimbursed for all reasonable out-of-pocket expenses incurred in connection with each board of directors meeting attended.

EMPLOYMENT AGREEMENTS

     NTS agreed to pay David Fox, its former Chief Executive Officer, an annual salary of $250,000, with a severance payment of $250,000 in the event that his employment with NTS was terminated. Mr. Fox was terminated in June of 2002. Pursuant to the terms of his agreement with NTS, as the result of his termination he is entitled to receive $250,000, payable in twenty-four equal monthly installments, and continuation of company provided employee benefits. During 2002, Mr. Fox received severance payments from NTS totaling $57,291.

     The Company has agreed to pay Nigel Hebborn, its President, CEO, and CFO, and Douglas Reilly, President & CEO of NTS, annual salaries of $180,000 effective July 1, 2002. Each officer is entitled to severance payments, including continuation of employee benefits, of six months if terminated for reasons other than cause and twelve months if terminated as a result of a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Management Compensation Committee of the board of directors consists of Messrs. Schnitzer, Wiener and Elbaum. None of these individuals had any contractual or other relationships with the Company during the fiscal year ended December 31, 2002 except as directors. The members of the Company's Management Compensation Committee do not receive compensation for their services as Management Compensation Committee members. No interlocking relationship exists between any member of the Management Compensation Committee and any member of any other Company's board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the merger of Nestor Traffic Systems, Inc. and the Company approved on September 12, 2001, the Company entered into a Stockholders' Agreement with NTS Investors, LLC and Alan M. Wiener, Alvin J. Siteman and
Robert M. Carroll, who are directors and stockholders of the Company, (See "Security Ownership of Certain Beneficial Owners and Management") pursuant to which these stockholders have the right, from and after the effective time of the merger, to designate individuals to serve as directors of the Company in accordance with the following, as adjusted to reflect the new capital structure of the Company as discussed in this Information Statement:

     o NTS Investors shall be entitled to designate one-ninth of the members of the Company's board of directors if NTS Investors and its affiliates own less than 15% but more than 5% of the Company's Common Stock;

     o Alan M. Wiener shall be entitled to designate one member of the Company's board of directors as long as Mr. Wiener and his affiliates own at least 90% of the aggregate number of shares of the Company's Common Stock to be issued to Mr. Wiener pursuant to the merger in the event that the Company board of directors consists of nine members;

     o Alvin Siteman shall be entitled to designate one member of the Company's board of directors as long as Mr. Siteman and his affiliates own at least 90% of the aggregate number of shares of the Company's Common Stock to be issued to Mr. Siteman pursuant to the merger in the event that the Company's board of directors consists of nine members; and

     o Robert M. Carroll shall be entitled to designate one member of the Company's board of directors as long as Mr. Carroll and his affiliates own at least 90% of the aggregate number of shares of the Company's Common Stock to be issued to Mr. Carroll pursuant to the merger in the event that the Company's board of directors consists of nine members.

     The parties also agreed that if the Company's board of directors is enlarged beyond nine members, each of NTS Investors, Messrs. Wiener, Siteman and Carroll shall be given the right to designate an additional number of directors proportionate to the number of directors each of them had previously designated.

     So long as Wand/Nestor Investments L.P. ("Wand") or its affiliates owns or controls greater than 5% of the outstanding Common Stock of the Company, it will continue to maintain its right to propose two candidates for election to the Company's board pursuant to the Securities Purchase Agreement, dated as of March 7, 1986.

     REMOVAL OF DIRECTORS. Any director designated and elected pursuant to the Stockholders Agreement may only be removed by the board of directors for cause. In such event or in the event that any director, originally designated pursuant to the Stockholders Agreement, for any reason ceases to serve as a member of the board of directors during such director's term of office, the resulting vacancy shall be filled by an individual recommended by either NTS Investors, Messrs. Wiener, Siteman or Carroll, as applicable, subject to the approval of the board of directors consistent with its fiduciary duties to the Company's stockholders.

     COVENANT TO VOTE. The parties to the Stockholders' Agreement agreed to vote all shares of Common Stock owned or held of record by each of them at all annual or special meetings in favor of, or to take all actions by written consent in lieu of such a meeting, necessary to ensure: (i) the election as members of the board of directors of those individuals so designated by each of NTS Investors, Messrs. Wiener, Siteman and Carroll in accordance with and to otherwise effect the intent of the provisions of the Stockholders Agreement; and (ii) that the Company maintains a nine (9) member board of directors. In addition, the parties to the Stockholders Agreement agreed to vote the shares of Common Stock owned or held of record by each of them or over which such stockholder has voting control upon any other matters arising under the Stockholders Agreement submitted to the vote of the Company's stockholders in a manner so as to implement the terms of the Stockholders Agreement.

     TERM. The Stockholders' Agreement shall terminate upon the earlier to occur of: (i) four years after the effective date of the merger; or (ii) the date on which NTS Investors, LLC (and its affiliates) own less than five percent of the Company's outstanding stock; provided that the Stockholders' Agreement shall terminate with respect to any stockholder who is a party when such stockholder and/or his affiliates no longer own any shares of Company Common Stock.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports, and certificates furnished to the Company by such persons with respect to the fiscal year ended December 31, 2002, all such reports with respect to such fiscal year were filed on a timely basis. Subsequent to the consummation of the first closing of the financing transaction between the Company and Silver Star, each of (i) Silver Star (10% owner), (ii) William B. Danzell (director, officer and 10% owner),
(iii) Stephen Marbut (director) and (iv) Robert Krasne (director) inadvertently filed an initial statement of beneficial ownership on Form 3 late.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this information statement to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 NESTOR, INC.
                                           -------------------------------------
                                                (Registrant)



                                    By:         /s/ Nigel P. Hebborn
                                           -------------------------------------
                                    Name:  Nigel P. Hebborn
                                   Title:  President and Chief Financial Officer


Dated:  March 6, 2003

                                                                       EXHIBIT A
                                                                       ---------

                                  NESTOR, INC.

                       Written Consent of the Stockholders
                       -----------------------------------

                          Dated as of January 14, 2003
                      ------------------------------------

         The undersigned, constituting a majority of the holders of the issued and outstanding capital stock of Nestor, Inc., a Delaware corporation (the "COMPANY"), entitled to vote on all matters submitted to a vote of stockholders of the Company, by affixing their signatures hereto hereby consent to and adopt the resolutions set forth below, pursuant to Section 228(a) of the Delaware General Corporation Law and the Company's By-Laws, as if the same were adopted at a meeting of the stockholders of the Company duly called and held.

APPROVAL OF STOCK PURCHASE AGREEMENT

RESOLVED: That the form, terms and provisions of the proposed Stock Purchase -------- Agreement (the "STOCK PURCHASE AGREEMENT") by and between the Company and Silver Star Partners I, LLC (the "INVESTOR"), pursuant to which, among other things, the Company will issue and sell to the Investor
          (i) Forty-Nine Million (49,000,000) Shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK"), for a purchase price of $.0485 per share (Two Million Three Hundred Seventy-Six Thousand Five Hundred Dollars ($2,376,500) in the aggregate) (the "FIRST CLOSING") and (ii) upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, providing for, among other things, a one-for-ten reverse stock split of the Company's Common Stock, (A) One Million Two Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (1,285,567) Shares (post-split) for a purchase price of $.485 per share (Six Hundred
          Twenty-Three Thousand Five Hundred Dollars ($623,500) in the aggregate) and (B) up to an additional Six Million One Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (6,185,567) Shares (post-split) for a purchase price of $.485 per share (up to Three Million Dollars ($3,000,000) in the aggregate) at the option of the Investor (the "SUBSEQUENT CLOSING"), substantially in the form submitted to the stockholders in connection with this consent, be, and the same hereby is, authorized and approved in all respects.

RESOLVED: That the Company and each of its proper officers (including, without -------- limitation, the President, Chief Executive Officer, any Vice
          President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary), each acting individually in the name and on behalf of the Company, be, and each hereby is, authorized and directed to execute, deliver and perform all of the Company's obligations under the Stock Purchase Agreement and each other agreement, instrument, certificate and other document called for by the Stock Purchase

          Agreement, the Stock Purchase Agreement to be substantially in accordance with the terms thereof approved by the President or Chief Executive Officer of the Company, and each other such document to be substantially in the form attached as an exhibit to, or otherwise called for by, the Stock Purchase Agreement, or otherwise approved by any officer of the Company executing the same on behalf of the Company, in each case with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval and of due authorization hereunder.

ISSUANCE OF COMMON STOCK

RESOLVED: That the Company and each of its proper officers (including, without -------- limitation, the President, Chief Executive Officer, any Vice
          President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary), each acting individually in the name and on behalf of the Company, be, and each hereby is, authorized and directed to issue and sell to the Investor the number of shares of Common Stock called for by the Stock Purchase Agreement at the First Closing and the Subsequent Closing, for the consideration and on all of the other terms and conditions set forth in the Stock Purchase Agreement, as executed and delivered in accordance with the foregoing votes, such shares of Common Stock, upon issuance (such issuance being hereby authorized), to be duly authorized, validly issued, fully paid and nonassessable.

RESOLVED: That American Stock Transfer & Trust Company, the transfer agent for -------- the Common Stock, is hereby authorized and directed, upon its receipt of written instructions from an officer of the Company, to issue one or more stock certificates representing (i) an aggregate of Forty-Nine Million (49,000,000) Shares of Common Stock in the name of the Investor pursuant to the First Closing and (ii) an aggregate of (A) One Million Two Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (1,285,567) Shares of Common Stock (post-split) and (B) up to an additional Six Million One Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (6,185,567) Shares of Common Stock (post-split) at the option of the Investor, in the name of the Investor pursuant to the Subsequent Closing, such stock certificate or stock certificates to contain such legends and to be in such amounts, and otherwise to be in such form, as is specified in the written instructions from such officer of the Company.

APPROVAL OF INVESTOR RIGHTS AGREEMENT

RESOLVED: That the form, terms and provisions of the proposed Investor Rights -------- Agreement (the "INVESTOR RIGHTS AGREEMENT") by and between the Company and the Investor, pursuant to which the Investor will have certain registration rights with respect to the Common Stock purchased by the Investor pursuant to the Stock Purchase Agreement, substantially in the form submitted to the stockholders in connection with this consent, be, and the same hereby is, authorized and approved in all respects.

RESOLVED: That the Company and each of its proper officers (including, without -------- limitation, the President, Chief Executive Officer, any Vice
          President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary), each acting individually in the name and on behalf of the Company, be, and each hereby is, authorized and directed to execute, deliver and perform all of the Company's obligations under the Investor Rights Agreement, the Investor Rights Agreement to be substantially in accordance with the terms thereof approved by the President or Chief Executive Officer of the Company, or otherwise approved by any officer of the Company executing the same on behalf of the Company, in each case with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval and of due authorization hereunder.

APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

RESOLVED: That  it is  in  the  best  interests  of  the  Company  to  effect  a
-------- one-for-ten reverse stock split of the Company's Common Stock (the "REVERSE STOCK SPLIT") and to amend its Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

RESOLVED: That the Certificate of Amendment to the Company's Amended and -------- Restated Certificate of Incorporation (the "AMENDED CERTIFICATE")
          effecting the Reverse Stock Split and the Increased Capitalization described below, substantially in the form submitted to the stockholders in connection with this consent, be, and the same hereby is, authorized and approved in all respects.

RESOLVED: That effective on the date the Amended Certificate is filed with the -------- Secretary of State of the State of Delaware (the "EFFECTIVE DATE"),
          and without further action on the part of the Company or the holders of its outstanding Common Stock immediately prior thereto (the "OUTSTANDING COMMON"), each ten shares of Outstanding Common shall be changed into one share of fully paid and non-assessable Common Stock, except that no fractional shares of Common Stock will be issued. Each holder of Outstanding Common who would be entitled to receive any fraction of a share of Common Stock as a result of the foregoing exchange ratio shall receive from the Company an amount of cash equal to such fraction multiplied by the average of the high and low trading prices of the Company's Common Stock on the Nasdaq OTC Bulletin Board during regular trading hours for the 5 trading days immediately preceding the Effective Date.

RESOLVED: That, effective as of the Effective Date, and without further action -------- on the part of the Company with respect to options, warrants, or other rights convertible into or exchangeable for shares of the Company's Common Stock, (i) the number of shares of Common Stock issuable upon conversion or exercise of any such option, warrant, or other right shall, pursuant to the terms of the applicable instrument, be automatically adjusted at the time of such conversion or exercise so that each ten shares of Common Stock issuable upon such conversion or exercise shall be changed into one share of Common Stock issuable upon such conversion or exercise and (ii) the price at which any such option, warrant, or other right shall be converted or exercised, pursuant to the terms of the applicable instrument, shall be proportionally increased at the time of such conversion or exercise.

RESOLVED: That it is in the best interests of the Company, after giving effect -------- to the Reverse Stock Split described above, to increase the total number of shares of Common Stock which the Company is authorized to issue from ten million (10,000,000) shares to twenty million (20,000,000) shares (the "Increased Capitalization") and to amend its Certificate of Incorporation, as set forth in the proposed Amended Certificate, to effect the Increased Capitalization.

RESOLVED: That the Company and each of its proper officers (including, without -------- limitation, the President, Chief Executive Officer, any Vice
          President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary), each acting individually in the name and on behalf of the Company, be, and each hereby is, authorized and directed to execute and deliver, for and on behalf and in the name of the Company, the Amended Certificate, for filing in the office of the Secretary of State of the State of Delaware with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval and of due authorization hereunder.

RESERVATION OF COMMON STOCK

RESOLVED: That, after giving effect to the Reverse Stock Split and the Increased -------- Capitalization described above pursuant to the filing of the Amended
          Certificate with the office of the Secretary of State of the State of Delaware, (i) 328,895 shares (post-split) of Common Stock are hereby reserved for issuance upon exercise of the options granted and outstanding under the Company's 1997 Incentive Stock Option Plan (the "1997 PLAN"), (ii) 171,105 shares (post-split) of Common Stock are hereby reserved for issuance for additional grants of options under the 1997 Plan, (iii) 10,125 shares (post-split) of Common Stock are hereby reserved for issuance upon exercise of the options granted and outstanding under the Company's 1984 Incentive Stock Option Plan, (iv) 532,141 shares (post-split) of Common Stock are hereby reserved for issuance upon exercise of the warrants issued and outstanding, and (v) 23,500 (post-split) of Common stock are hereby reserved for issuance upon conversion of the Series B Convertible Preferred Stock.

APPROVAL OF TERMINATION AND RELEASE AGREEMENT

RESOLVED: That the form, terms and provisions of the proposed Termination and -------- Release Agreement (the "TERMINATION AND RELEASE AGREEMENT") by and
          between the Company and Wand Partners L.P., pursuant to which the Company and Wand Partners L.P. will terminate their respective obligations arising under that certain Financial Advisory Agreement upon payment from the Company to Wand Partners L.P. of fees due to Wand Partners L.P. under the Financial Advisory Agreement in the amount of $96,250 (the "SETTLEMENT"), substantially in the form submitted to the stockholders in connection with this consent, be, and the same hereby is, authorized and approved in all respects.

RESOLVED: That the Company and each of its proper officers (including, without -------- limitation, the President, Chief Executive Officer, any Vice
          President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary), each acting individually in the name and on behalf of the Company, be, and each hereby is, authorized and directed to execute, deliver and perform all of the Company's obligations under the Termination and Release Agreement, including the Company's payment of the Settlement, the Termination and Release Agreement to be substantially in accordance with the terms thereof approved by the President or Chief Executive Officer of the Company, or otherwise approved by any officer of the Company executing the same on behalf of the Company, in each case with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval and of due authorization hereunder.

AGREEMENT NOT TO AMEND BYLAWS OR CHANGE CORPORATE GOVERNANCE

RESOLVED: That the stockholders of the Company hereby agree not to amend the -------- Company's Bylaws or make any other changes relating to the Company's corporate governance during the period of time from the First Closing to the Investor's election of members of the Board of Directors in accordance with Section 5.7 of the Stock Purchase Agreement.

ACCEPTANCE OF RESIGNATIONS OF ROBERT CARROLL, LEON COOPER, AND ALVIN SITEMAN

RESOLVED: That the stockholders of the Company hereby accept the resignations of -------- Robert Carroll, Leon Cooper, and Alvin Siteman as members of the Board of Directors of the Company, effective as of the First Closing.

RESOLVED: That the resignations of Robert Carroll, Leon Cooper, and Alvin -------- Siteman as members of the Board of Directors of the Company shall have no effect on the exerciseability of any options to acquire shares of Common Stock held by such individuals; such options shall remain in full force and effect and shall be exercisable in accordance with their terms until the expiration date of such options as set forth in the option agreements evidencing such options.

ELECTION OF DIRECTORS

RESOLVED: That the following three (3) persons be elected as members of the -------- Board of Directors of the Company (to fill the vacancies created by the resignations of Robert Carroll, Leon Cooper, and Alvin Siteman), effective as of the First Closing, to serve in such capacity during the period of time from the First Closing to the earlier of (i) the Subsequent Closing and (ii) the third (3rd) business day following the date of filing of the Amended Certificate with the Secretary of State of Delaware:

                               William B. Danzell
                                 Stephen Marbut
                                  Robert Krasne

APPOINTMENT OF WILLIAM B. DANZELL AS INTERIM CHIEF EXECUTIVE OFFICER

RESOLVED: That William B. Danzell be, and hereby is, appointed as interim Chief -------- Executive Officer of the Company, effective as of the First Closing, to serve in such capacity without compensation, during the period of time from the First Closing to the Subsequent Closing.

GENERAL AUTHORIZING VOTE

RESOLVED: That the Company and each of its proper officers (including, without -------- limitation, the President, Chief Executive Officer, any Vice
          President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary), each acting individually in the name and on behalf of the Company, be, and each hereby is, authorized and directed to execute and deliver or file all such agreements, instruments, and other documents and to take all such actions as any of them may consider necessary or desirable to effect the purposes and carry out the actions contemplated by the preceding votes.


     This consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same consent.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this consent as of the respective dates set forth below.


Wand/Nestor Investments L.P.,

By:      Wand (Nestor) Inc.,
         General Partner

         By: /s/  Bruce W. Schnitzer                  Dated:   January 13, 2003
             -----------------------------------             -------------------
                Name:  Bruce W. Schnitzer
                Number of Shares:  2,848,853


Wand/Nestor Investments II L.P.,

By:      Wand (Nestor) Inc.,
         General Partner

         By: /s/  Bruce W. Schnitzer                  Dated:   January 13, 2003
             -----------------------------------             -------------------
                Name:  Bruce W. Schnitzer
                Number of Shares:  294,829


Wand/Nestor Investments III L.P.,

By:      Wand (Nestor) Inc.,
         General Partner

         By: /s/  Bruce W. Schnitzer                  Dated:   January 13, 2003
             -----------------------------------             -------------------
                Name:  Bruce W. Schnitzer
                Number of Shares:  1,303,178



By: /s/  Robert Carroll                               Dated:   January 13, 2003
    --------------------------------------------             -------------------
       Robert Carroll
       Number of Shares:  3,841,780



By: /s/  David Polak                                  Dated:   January 13, 2003
    --------------------------------------------             -------------------
       David Polak
       Number of Shares:  6,284,013

By: /s/  Steve Emerson                                Dated:   January 13, 2003
    --------------------------------------------             -------------------
       Steve Emerson
       Number of Shares:  6,284,013



By: /s/  Alvin Siteman                                Dated:   January 13, 2003
    --------------------------------------------             -------------------
       Alvin Siteman
       Number of Shares:  2,036,818



By: /s/  Alan Wiener                                  Dated:   January 13, 2003
    --------------------------------------------             -------------------
       Alan Wiener
       Number of Shares:  2,149,075



By: /s/  Leon Cooper                                  Dated:   January 13, 2003
    --------------------------------------------             -------------------
       Leon Cooper
       Number of Shares:  846,520



By: /s/  Douglas L. Reilly                            Dated:   January 13, 2003
    --------------------------------------------             -------------------
       Douglas L. Reilly
       Number of Shares:  268,498

                                                                       EXHIBIT B
                                                                      ----------


                            STOCK PURCHASE AGREEMENT


                                 by and between


                                  NESTOR, INC.


                                       and


                           SILVER STAR PARTNERS I, LLC


                                January 15, 2003

                                TABLE OF CONTENTS


ARTICLE I.        AMOUNT AND TERMS.............................................1
                  ----------------
         1.1      Sale and Issuance of Shares..................................1
         1.2      Closing......................................................1

ARTICLE II.       Representations and Warranties of the Company................2
                  ---------------------------------------------
         2.1      Organization.................................................2
         2.2      Authorization and Enforceability.............................2
         2.3      Conflicts, Consents and Approvlas............................3
         2.4      Subsidiaries.................................................3
         2.5      Capitalization...............................................4
         2.6      Financial Statements.........................................4
         2.7      Litigation...................................................4
         2.8      Taxes........................................................5
         2.9      Absences of Undisclosed or Contingent Liabilities............6
         2.10     Intellectual Property........................................6
         2.11     Permits......................................................8
         2.12     Compliance with Laws.........................................8
         2.13     Contracts and Commitments....................................8
         2.14     Books and Records............................................8
         2.15     Offering Exemption...........................................8
         2.16     Insurance....................................................8
         2.17     NASDAQ Compliance............................................9
         2.18     SEC Documents................................................9
         2.19     Full Disclosure..............................................9

ARTICLE III.      Representations and Warranties of the Investor..............10
                  ----------------------------------------------
         3.1      Authorization and Enforceability............................10
         3.2      Purchase Entirely for Own Account...........................10
         3.3      Disclosure of Information...................................10
         3.4      Investment Experience.......................................10
         3.5      Accredited Investor.........................................10
         3.6      Restricted Securities.......................................10
         3.7      Further Limitations on Disposition..........................10
         3.8      Legends.....................................................11

ARTICLE IV.       AFFIRMATIVE COVENANTS OF THE COMPANY........................11
                  ------------------------------------
         4.1      Securities Laws Compliance..................................11
         4.2      Insurance...................................................11
         4.3      Books and Records...........................................11
         4.4      Obligations and Taxes.......................................11
         4.5      Existence; Maintenance of Property..........................12
         4.6      Compliance with Laws........................................12
         4.7      Operation of Business.......................................12
         4.8      Nasdaq Bulletin Board.......................................12

                                      (i)

ARTICLE V.        Closing Conditions..........................................12
                  ------------------
         5.1      Investor Rights Agreement...................................12
         5.2      Termination of Financial Advisory Agreement.................12
         5.3      Appointment of Interim Chief Executive Officer..............12
         5.4      Election of Interim Board of Directors......................13
         5.5      Amended Certificate.........................................13
         5.6      Corporate Governance........................................13
         5.7      Board of Directors..........................................13
         5.8      Board and Stockholder Approval..............................13

ARTICLE VI.       Miscellaneous...............................................13
                  -------------
         6.1      Indeminfication.............................................13
         6.2      Right to Conduct Activities.................................14
         6.3      Successors and Assigns......................................14
         6.4      Governing Law...............................................14
         6.5      Counterparts................................................14
         6.6      Interpretation..............................................14
         6.7      Notices.....................................................14
         6.8      Expenses....................................................15
         6.9      Amendments and Waivers......................................15
         6.10     Severability................................................15
         6.11     Survival of Representations and Warranties..................15
         6.12     Several Obligations.........................................16
         6.13     Entire Agreement............................................16

Exhibit A         List of Investors
Exhibit B         Form of Investor Rights Agreement
Exhibit C         Form of Amended Certificate
Exhibit D         Form of Termination and Release Agreement



                                      (ii)

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 15, 2003, by and between Nestor, Inc., a Delaware corporation (the "Company") and Silver Star Partners I, LLC, a Delaware limited liability company (the "Investor").

                                   Background
                                   ----------

     A. The Company desires to sell to the Investor, and the Investor desires to purchase, that number of shares of common stock, $.01 par value (the "Common Stock"), of the Company set forth opposite such Investor's name on Exhibit A hereto (the "Shares"), on the terms and conditions set forth herein.

                                      Terms
                                      -----

     THEREFORE, in consideration of the mutual covenants, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                AMOUNT AND TERMS
                                ----------------


     1.1.  Sale and Issuance of Shares.
           ----------------------------
     Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor, that number of Shares set forth opposite such Investor's name on Exhibit A hereto at a purchase price of $.0485 per share at the First Closing and at a post-split purchase price of $.485 per share at the Subsequent Closing. The purchase price shall be paid in cash, by wire transfer of immediately available funds to an account designated by the Company, upon the delivery of the Shares.

     1.2. Closing.
          --------
     (a) First Closing. The closing of the purchase and sale of Forty-Nine Million (49,000,000) Shares for Two Million Three Hundred Seventy-Six Thousand Five Hundred Dollars ($2,376,500) shall take place at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York ("Brown Raysman") at 11:00 a.m. on January 15, 2003, or at such other time and place as the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the "First Closing"). At the First Closing, the Company shall authorize its transfer agent to deliver to the Investor the certificates representing the Shares purchased by such Investor hereunder within two (2) business days of the First Closing and the Company hereby covenants that such Shares will be delivered to the Investor by such time at the address for the Investor specified in Section 6.7 hereof. At the First Closing, the Company and the Investor shall execute and deliver (or cause to be delivered) the Investor Rights Agreement in the form attached hereto as Exhibit B (the "Investor Rights Agreement"). The First Closing of the purchase and sale of Shares shall be subject to all the provisions hereof referring to Closing, except where the reference is to the Subsequent Closing.

     (b) Subsequent Closing. Prior to the Subsequent Closing (as defined below), the Company shall adopt and file with the Secretary of State of Delaware a Certificate of Amendment to the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit C (the "Amended Certificate") providing for a one-for-ten reverse stock split of the Common Stock and an authorized Common Stock of 20,000,000 shares thereafter. Within three (3) business days of the date of filing of the Amended Certificate with the Secretary of State of Delaware, the closing of the purchase and sale of (i) One Million Two Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (1,285,567) Shares (post-split) for Six Hundred Twenty-Three Thousand Five Hundred Dollars ($623,500) and (ii) up to an additional Six Million One Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (6,185,567) Shares (post-split) for up to Three Million Dollars ($3,000,000) at the option of the Investor, shall take place at the offices of Brown Raysman or at such other time and place as the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the "Subsequent Closing"), upon the same terms and conditions as those contained herein. At the Subsequent Closing, the Company shall authorize its transfer agent to deliver to the Investor the certificates representing the Shares purchased by such Investor hereunder within two (2) business days of the Subsequent Closing and the Company hereby covenants that such Shares will be delivered to the Investor by such time at the address for the Investor specified in Section 6.7 hereof. The Subsequent Closing of the purchase and sale of Shares shall be subject to all the provisions hereof referring to Closing, except where the reference is to the First Closing.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------


     The Company  hereby  represents and warrants to the Investor that as of the
Closing:

     2.1. Organization.
          -------------
     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets, and has all material licenses and permits necessary to conduct its business. It is duly qualified and in good standing in each jurisdiction in which the character or location of its properties or nature of its business makes such qualification necessary.

     (b)  Section  2.1(b)  of the  Disclosure  Schedule  of even  date  herewith prepared by the Company and delivered to the Investor (the "Disclosure Schedule") contains true, complete and correct copies of the Company's Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws (the "Bylaws"), in each case as in effect on the date of this Agreement.

     2.2.  Authorization  and  Enforceability.
           -----------------------------------
     The Company has full power and authority to execute and deliver this Agreement, the certificates representing the Shares, the Investor Rights
Agreement, the Amended Certificate, and each other document or instrument contemplated as being executed and delivered by the Company under this Agreement (collectively, the "Transaction Documents"), and the execution and delivery by the Company of the Transaction Documents, and the performance of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate or other action. The Transaction Documents are the legal, valid and binding obligation of Company enforceable against it in accordance with the terms hereof and thereof.

     2.3. Conflicts, Consents and Approvals.
          ----------------------------------
     (a) The Company is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its assets may be bound. The execution and delivery of the Transaction Documents and compliance with the provisions hereof and thereof shall not violate any provision of law applicable to the Company nor shall the same conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or result in the breach of, constitute any default under, or conflict with the terms of any indenture, mortgage, agreement or other instrument to which it is party or by which it or any of its assets may be bound, or result in the creation or imposition of any Lien upon any of its assets. As used herein, the term "Lien" means any liens, encumbrances, claims, security interests, mortgages, pledges, charges, conditional sales or other title retention agreements, preemptive rights, easements, covenants, licenses, options, rights of first refusal or offer, title defects, or claims of any kind whatsoever.

     (b) No consent, approval, order, authorization of, or registration, qualification or filing with, any Authority or any other party is required on the part of the Company in connection with the execution and delivery of the Transaction Documents and the performance and consummation of the transactions contemplated hereby and thereby, other than such consents that have been obtained.

     2.4. Subsidiaries.
          -------------
     (a) Section 2.4(a) of the Disclosure Schedule contains a list of the subsidiaries of the Company, whether wholly or partially owned. Except as set forth on Section 2.4(a) of the Disclosure Schedule, the Company does not own, directly or indirectly, beneficially or of record, nor has any operational control over, nor has any obligation to acquire, any capital stock or other equity securities of any person, nor does the Company have any direct or indirect equity or ownership investment, or any obligation to incur such investment, in any other person. As used herein, the term "person" means any individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization.

     (b) The Company is not a participant in any joint venture or partnership or a member of a limited liability company.

     2.5. Capitalization.
          ---------------
     (a) The authorized capital stock of the Company consists solely of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $1.00 par value (the "Preferred Stock"). Upon the filing of the Amended Certificate in accordance with the terms and conditions of this Agreement, including a one-for-ten reverse stock split of the Common Stock, the authorized capital stock of the Company shall consist solely of 20,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

     (b) As of the date of this Agreement (immediately prior to the issuance of the Shares pursuant to this Agreement), (i) 50,241,112 shares of Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, (ii) no shares of Common Stock are held in the treasury of the Company, (iii) options to acquire 3,288,947 shares of Common Stock, with exercise prices as set forth in Section 2.5(b) of the Disclosure Schedule, have been granted and are outstanding under the Company's 1997 Incentive Stock Option Plan (the "1997 Plan") and an additional 1,711,053 shares of Common Stock have been reserved for issuance for additional grants of options under the 1997 Plan, (iv) options to acquire 101,250 shares of Common Stock, with exercise prices as set forth in Section 2.5(b) of the Disclosure Schedule, have been granted and are outstanding under the Company's 1984 Incentive Stock Option Plan (the "1984 Plan") and no additional shares of Common Stock have been reserved for issuance for additional grants of options under the 1984 Plan, (v) warrants to purchase 5,321,408 shares of Common Stock have been issued and are outstanding, and (vi) 235,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share, are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable.

     (c) All of the outstanding shares of Common Stock (i) have not been issued in violation of any preemptive rights, rights of first refusal or offer or similar rights of any person, and (ii) have been offered and sold in compliance with the Securities Act of 1933, as amended, (the "Securities Act"), and all other applicable securities laws and the rules and regulations thereunder.

     (d) The Shares, when issued, sold and delivered in compliance with the provisions of this Agreement and the other Transaction Documents, will be duly and validly issued, fully paid and nonassessable, with only limited liability attaching to the ownership thereof under applicable state law. The Shares will be free and clear of any Liens. The issuance of the Shares is not subject to any preemptive rights or other restrictions on transfer.

     2.6. Financial Statements.
          ---------------------
     The financial statements of the Company and the related notes in the SEC Documents, as defined below in Section 2.18, were prepared in accordance with the books and records of the Company and fairly present in accordance with United States generally accepted accounting principles ("GAAP") consistently applied the consolidated assets, liabilities and financial position of the Company as at the dates thereof, and the consolidated results of their operations for the periods covered thereby, except as disclosed in the SEC Documents.

     2.7. Litigation.
          -----------
     There are no suits, proceedings or investigations pending or, to its knowledge, threatened against it by any federal, state, local or foreign governmental or regulatory entity (or any department, agency, authority or political subdivision thereof) or court or arbitrator (any of the foregoing, an "Authority") which questions the validity of the Transaction Documents or which, individually or in the aggregate, if determined adversely, would have a Material Adverse Effect on it, its business, operation or assets. As used herein, the term "Material Adverse Effect" means any material adverse effect (i) on the business, operations, financial condition, results of operations or prospects of the Company, (ii) on the ability of the Company to consummate the transactions contemplated hereby, or (iii) on the ability of the Company to continue to operate its business immediately after the Closing in substantially the same manner as such business is conducted prior to the Closing.

     2.8. Taxes.
          ------
     (a) The Company has (i) timely filed all material Tax Returns required to be filed by it, (ii) paid all Taxes required to be paid with respect to such Tax Returns and (iii) paid all other Taxes for which a notice of assessment or written demand for payment has been received, except for Taxes which the Company is contesting in good faith and for which adequate reserves are established on the financial statements of the Company. All Tax Returns have been accurately prepared in all material respects and are true, correct and complete in all material respects. True copies of federal and state income tax returns of the Company for each of the last five fiscal years have been made available to the Investor.

     (b) There are no proposed assessments of Taxes against the Company, no proposed adjustments to any Tax Return pending against the Company, and no proposed adjustments to the manner in which any Tax of the Company is determined. The Company is not currently the subject of an audit, examination or similar proceeding with respect to Taxes (a "Tax Proceeding") and, to the Company's knowledge, no Tax Proceeding is threatened against the Company. The Company has received an assessment from the State of Rhode Island for $190,000 for its corporate registration in that state, calculated from its authorized stock amounts. The Company intends to fight this assessment.

     (c) The Company has not made nor is obligated to make any payment which would be an excess parachute payment for purposes of Section 280G of the Code. The Company is not a party to a Tax allocation or a Tax sharing agreement pursuant to which it could be responsible for the Taxes of any other person (other than the Company).

     (d) For purposes of this Agreement, "Code" means the Internal Revenue Code of 1986, as amended, and any applicable predecessor or successor statute;
"Taxes" means all federal, state, local and foreign income, payroll, withholding, excise, sales, use, real and personal property, use and occupancy, business and occupation, mercantile, real estate, capital, franchise and other taxes of any kind whatsoever, including interest and penalties thereon and all estimated taxes; and "Tax Returns" means all returns or reports, including accompanying schedules, with respect to Taxes. For purposes of this Section 2.8, each reference to the Company includes any predecessor entity of the Company or any predecessor consolidated, combined or unitary group of corporations for which the Company may be jointly or severally liable for the Tax Liabilities.

     2.9. Absence of Undisclosed or Contingent Liabilities.
          -------------------------------------------------
     Except as set forth in Section 2.9 of the Disclosure Schedule and except as (and to the extent) accrued on the most recent audited balance sheet included in the audited financial statements dated December 31, 2001 and on the most recent quarterly balance sheet in the unaudited quarterly financial statements dated September 30, 2002 and contained in the SEC Documents (the "Audited Financial Statements"), as of the date of the most recent balance sheet included in the Audited Financial Statements, to the knowledge of the Company, the Company has not had any material liability or obligation (whether absolute or contingent, liquidated or unliquidated), other than executory obligations not required to be accrued on such balance sheet under GAAP and incurred in the ordinary course of business consistent with past practice. Since the date of the Audited Financial Statements, to the knowledge of the Company, the Company has not become subject to any such liability or obligation, other than liabilities and obligations incurred in the ordinary course of business consistent with past practice of a type reflected in the Audited Financial Statements, which are not inconsistent with the representations and warranties of the Company in this Agreement and which would not reasonably be expected to have a Material Adverse Effect, individually or in the in the aggregate.

2.10. Intellectual Property.
      ----------------------
     (a) The Company owns or is licensed or otherwise has the right to use, and has the right to bring actions for the infringement or other violation of (to the extent owned), all patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, inventions, technology, know-how, designs, formulae, trade secrets, confidential and proprietary information, computer software (other than standard, commercially available off-the-shelf software), domain names, and other intellectual property necessary for the operation of business of the Company as it is currently conducted and as proposed to be conducted (the "Intellectual Property"). Section 2.10(a) of the Disclosure Schedule lists all patents owned by the Company and all patent applications filed by the Company that are pending. Neither the Company, nor, to the knowledge of the Company, any other party, is in breach of or default under any license or other agreement relating to the Intellectual Property and each such license or other agreement is now and immediately following the Closing shall be valid and in full force and effect.

     (b) Except as set forth in Section 2.10(b) of the Disclosure Schedule, the Company has maintained all of its rights to royalty income under any license or other agreement relating to the Company's Intellectual Property.

     (c) The business operations of the Company as currently conducted or proposed to be conducted (the "Business"), including but not limited to the design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of the Company, do not and will not, infringe, dilute, misappropriate or otherwise violate the patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, trade secrets or other intellectual property rights of any third party, or constitute unfair competition or trade practices under the laws of any jurisdiction, and no claim has been made, notice given, or dispute arisen to that effect. The Company has no pending claims that a third party has violated or infringed any of the Company's patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, trade secrets or other proprietary rights.

     (d) All of the patents, industrial design registrations, trademark and service mark registrations, copyright registrations, mask work registrations and domain name registrations comprising the Intellectual Property are in full force and effect, are held of record in the name of the Company free and clear of all liens, encumbrances and other claims, and are not the subject of any cancellation or reexamination proceeding or any other proceeding challenging their extent or validity. The Company is the applicant of record in all patent applications, and applications for trademark, service mark, trade dress, industrial design, copyright, mask work and domain name registration that comprise the Intellectual Property, and no opposition, extension of time to oppose, interference, rejection, or refusal to register has been received in connection with any such application. All necessary registration, maintenance and renewal fees in connection with such patents and registrations have been paid and all necessary documents and certificates in connection with such patents and registrations have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such patents and registrations.

     (e) To the extent that any works of authorship, materials, products, inventions, technology or software have been developed or created independently or jointly by any person other than the Company, or an employee of the Company other than pursuant to such employee's regular, salaried responsibilities to the Company, and for which the Company has, directly or indirectly, paid, the Company has a written agreement with such person with respect thereto, and the Company thereby has obtained ownership of, and is the exclusive owner of, all Intellectual Property therein or thereto by operation of law or by valid assignment. In each case in which the Company has acquired any Intellectual Property from any person, the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect thereto) to the Company and, to the maximum extent provided for by, and in accordance with, any applicable laws and regulations, the Company has recorded each such assignment with the relevant governmental authorities, including the U.S. Patent and Trademark Office, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction.

     (f) The Company has taken all commercially reasonable steps that are required to protect the Company's rights in material trade secrets, know-how or other confidential or proprietary information (including, without limitation, computer software source code) of the Company or provided by any other person to the Company. Without limiting the foregoing, the Company has, and enforces, a policy requiring each employee, consultant and contractor to execute proprietary information, confidentiality and assignment agreements substantially in the Company's standard forms, and all current and former employees, consultants and contractors of the Company have executed such an agreement in substantially the Company's standard form. To the knowledge of the Company, none of the material trade secrets, know-how or other confidential or proprietary information of the Company has been disclosed to any person unless such disclosure was necessary, and was made pursuant to an appropriate confidentiality agreement.

     2.11. Permits.
           --------
     The Company possesses all certificates, permits, franchises, licenses and authorizations ("Permits") required by any Authority having or claiming jurisdiction over the Company, or its properties or business except where the failure to have such a Permit would not reasonably be expected to have a Material Adverse Effect. All such Permits are in full force and effect and good standing in all material respects. The Company is not in material default (or material non-compliance) under any Permit. No modification, suspension or cancellation of a Permit, or any proceeding relating thereto, is pending or, to the knowledge of the Company, threatened with respect to a Permit. No other proceeding is pending or, to the knowledge of the Company, threatened with respect to any such Permit. No notice has been received by the Company with respect to any failure by the Company to have any Permit.

     2.12. Compliance with Laws.
           ---------------------
     The operations of the Company have been conducted in compliance in all material respects with applicable laws, regulations and other requirements of all Authorities having or claiming jurisdiction over the Company or its business or operations, including laws, regulations and requirements relating to employment and employment practices, terms and conditions of employment and wages and hours, antitrust, consumer protection, immigration, health, occupational safety and health, and securities. The Company has not received any notification of any asserted present or past failure by the Company to comply with any laws, rules or regulations.

     2.13. Contracts and Commitments.
           --------------------------
     Neither the Company nor, to the knowledge of the Company, any other party to any contract described in the SEC Documents or incorporated by reference therein is in breach of or in default under any such contract, which breach or default would reasonably b e expected to have a Material Adverse Effect.

     2.14. Books and Records.
           ------------------
     The Company has maintained in all material respects complete, current and correct copies of: (a) its Certificate of Incorporation, Bylaws, and other organizational documents; (b) its stockholder records; and (c) the minutes, written consents, resolutions and other material records of the meetings and other official proceedings of the stockholders and directors of the Company, copies of which have been made available to the Investor.

     2.15. Offering Exemption.
           -------------------
     Subject to the accuracy of the representations in Section 3.2 hereof, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of the Securities Act, and from all applicable state securities or "blue sky" laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Company has not offered any Common Stock or any securities similar to the Common Stock for sale to, or solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof with, any person or persons other than a limited number of institutional or other sophisticated investors deemed to be "accredited investors" (as such terms is defined in Rule 501 (a) promulgated under the Securities Act) and, in any event, all such offerings were made in compliance with, or exempt from registration under, and in accordance with, the Securities Act and applicable state securities and "blue sky" laws.

     2.16. Insurance.
           ----------
     The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes to be adequate for its business, including, but not limited to, directors and officers insurance and insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     2.17. NASDAQ Compliance.
           ------------------
     The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is quoted on the Nasdaq OTC Bulletin Board (the "Nasdaq Bulletin Board"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Common Stock from the Nasdaq Bulletin Board.

     2.18. SEC Documents.
           --------------
     The Company has timely filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements and other documents required to be filed with the SEC by the Company since December 31, 1996 (together with all information incorporated therein by reference, the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents at the time they were filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document filed and publicly available prior to the date of this Agreement (a "Filed SEC Document") has been revised or superseded by a later Filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the related notes) included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

     2.19. Full Disclosure.
           ----------------
     No representation, warranty or other statement in any certificate or written statement given to the Investor (including the representations and warranties contained herein) in connection with the transactions contemplated hereby by the Company, or any of its officers, directors, employees, agents or other representatives contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                 ----------------------------------------------


     The Investor hereby  represents and warrants to the Company that, as of the
Closing:

     3.1. Authorization and Enforceability.
          ---------------------------------
     The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power and authority to execute and deliver the Transaction Documents and the execution and delivery by the Investor of the Transaction Documents, and the performance if its obligations hereunder and thereunder, have been duly authorized by all necessary action of the Investor. Each of the Transaction Documents is the legal, valid and binding obligation of the Investor enforceable against it in accordance with the terms hereof and thereof.

     3.2. Purchase Entirely for Own Account.
          ----------------------------------
     The Investor acknowledges that this Agreement is made with such Investor in reliance upon such Investor's representation to the Company that the Shares purchased by it are being acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in a manner that would violate the Securities Act.

     3.3. Disclosure of Information.
          --------------------------
     The Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.

     3.4. Investment Experience.
          ----------------------
     The Investor is experienced in investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the securities.

     3.5. Accredited Investor.
          --------------------
     The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the U.S. Securities and Exchange Commission (the "Commission"), as presently in effect.

     3.6. Restricted Securities.
     ---------------------------
     The Investor understands that the Shares it is acquiring will be "restricted securities" pursuant to Rule 144 under the Securities Act inasmuch as such Shares are being acquired from the Company in a transaction not involving a public offering and that under applicable regulations, may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.7. Further Limitations on Disposition.
          -----------------------------------
     Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares held by it unless and until:

     (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

     (b) The Investor shall have notified the Company of the proposed disposition and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel that such disposition will not require registration of such shares under the Securities Act.

     3.8. Legends.
          --------
     It is understood that the certificates representing the Shares will bear a restrictive legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS
     (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE CORPORATION TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                                   ARTICLE IV

                      Affirmative Covenants of the Company.
                      -------------------------------------


     4.1. Securities Laws Compliance.
     --------------------------------
     The Company shall make in a timely manner any filings required by applicable federal or state securities or "blue sky" laws, or those of any other applicable jurisdiction, in connection with the Closing.

     4.2. Insurance.
          ----------
     To the extent such insurance remains available at reasonable costs, the Company shall keep its respective insurable properties insured at all times to such extent and against such risks as is customary with companies of comparable size and financial condition in the same or similar businesses; in such amount as the Company shall reasonably deem necessary; and maintain workers' compensation insurance and such other insurance as may be required by law. In addition, all of the foregoing insurance maintained by the Company shall be of types and in amounts required for compliance with all applicable federal, state, local and foreign laws, ordinances, regulations and orders.

     4.3. Books and Records.
          ------------------
     The Company shall maintain complete and accurate records and books of account in which entries shall be made in accordance with GAAP consistently applied, reflecting all transactions of the Company.

     4.4. Obligations and Taxes.
          ----------------------
     The Company shall pay all obligations promptly, including all taxes before the same shall become in default, as well as all lawful claims for labor and supplies or otherwise which, if unpaid, might become a Lien or charge upon the properties of the Company; provided, however, that the Company shall not be required to pay and discharge or to cause to be paid and discharged any such taxes so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books such reserves as are required by GAAP with respect to any such taxes.

     4.5. Existence; Maintenance of Property.
          -----------------------------------
     The Company shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises and comply with all laws and regulations applicable to the conduct of its business and the ownership of its properties; at all times maintain and preserve all material property necessary in the conduct of such business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needed and proper repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

     4.6. Compliance with Laws.
          ---------------------
     The Company shall comply with all applicable laws, rules, regulations and orders.

     4.7. Operation of Business.
          ----------------------
     The Company shall operate its business in the ordinary course and shall not make any material changes in the manner in which it is operating during the period of time from the First Closing to the Investor's election in accordance with Section 5.7 hereof.

     4.8. Nasdaq Bulletin Board.
          ----------------------
     The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the quoting of shares of its Common Stock on the Nasdaq Bulletin Board and shall not take any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Common Stock from the Nasdaq Bulletin Board.



                                    ARTICLE V

                               CLOSING CONDITIONS
                               ------------------


     The obligations of the Investor under Article I of this Agreement are subject to the fulfillment at or before the First Closing or Subsequent Closing, as the case may be, of each of the following conditions, any of which may be waived in writing by such Investor:

     5.1. Investor Rights Agreement.
          --------------------------
     The Investor Rights Agreement shall have been duly executed and delivered by the Company to the Investor at the First Closing.

     5.2. Termination of Financial Advisory Agreement.
          --------------------------------------------
     That certain Termination and Release Agreement (the "Termination and Release Agreement") by and between the Company and Wand Partners L.P., in the form attached hereto as Exhibit D, shall have been duly executed and delivered to the Investor at the First Closing.

     5.3. Appointment of Interim Chief Executive Officer.
          -----------------------------------------------
     The Company's Board of Directors shall have appointed William B. Danzell to serve as Chief Executive Officer, without compensation, during the period of time from the First Closing to the Subsequent Closing.

     5.4. Election of Interim Board of Directors.
          ---------------------------------------
     The Company's Board of Directors and stockholders shall have elected William B. Danzell, Stephen Marbut and Robert Krasne to serve as members of the Board of Directors of the Company during the period of time from the First Closing to the earlier of (i) the Subsequent Closing and (ii) the third (3rd) business day following the date of filing of the Amended Certificate with the Secretary of State of Delaware.

     5.5. Amended Certificate.
          --------------------
     Prior to the Subsequent Closing, the Company shall have adopted and filed with the Secretary of State of Delaware the Amended Certificate.

     5.6. Corporate Governance.
     --------------------------
     The Company's Board of Directors and stockholders shall have agreed not to amend the Company's Bylaws or make any other changes relating to the Company's corporate governance during the period of time from the First Closing to the Investor's election in accordance with Section 5.7 hereof.

     5.7. Board of Directors.
          -------------------
     In consideration of the purchase of the Shares by the Investor pursuant to this Agreement, effective as of the Subsequent Closing, the Board of Directors of the Company shall consist of a maximum of nine (9) members, or such other odd number of members as the Investor shall determine, of which the Investor shall elect a majority.

     5.8. Board and Stockholder Approval.
          -------------------------------
     All approvals of the Company's Board of Directors and stockholders necessary for the performance of the transactions contemplated by this Agreement (including the provisions of Sections 5.3, 5.4 and 5.6 hereof), the Investor Rights Agreement, the Amended Certificate, the Termination and Release Agreement, and any other Transaction Documents shall have been obtained.



                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------


     6.1. Indemnification.
          ----------------
     (a) The Company hereby agrees to indemnify, defend and hold harmless the Investor and its affiliates, directors, officers, trustees, employees and representatives (any of the foregoing, a "Investor Indemnified Party"), from and against any loss, liability, claim, obligation, damage, deficiency, costs and expenses, fines or penalties (including reasonable attorneys fees and other defense costs) ("Losses") suffered, sustained, incurred or required to be paid by any such Investor Indemnified Party due to, based upon or arising out of any inaccuracy in, or any breach of, a representation, warranty or covenant of the Company contained in this Agreement.

     (b) The Investor, on a several basis, hereby agrees to indemnify, defend and hold harmless the Company and its affiliates, directors, officers, trustees, managers, employees and representatives (any of the foregoing, a "Company Indemnified Parry"), from and against any Losses suffered, sustained, incurred or required to be paid by any such Company Indemnified Party due to, based upon or arising out of any inaccuracy in, or any breach of, a representation or warranty of the Investor contained in this Agreement.

     (c) No right of indemnification hereunder shall be limited by reason of any investigation or audit conducted before or after the Closing or the knowledge of any party of any breach of a representation or warranty by the other party at any time, or the decision of any party to complete the Closing. Notwithstanding anything to the contrary herein, the Investor shall have the right, irrespective of any knowledge or investigation of such party, to rely fully on the representations and warranties of the Company contained herein, and the Company shall have the right, irrespective of any knowledge or investigation of such party, to rely fully on the representations and warranties of the Investor contained herein.

     6.2. Right to Conduct Activities.
          ----------------------------
     The Company and the Investor hereby acknowledge that the Investor invests in numerous companies, some of which may be competitive with the Company's business. The Investor shall not be liable for any claim arising out of, or based upon, (i) the investment by such Investor in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of such Investor to assist any such competitive company, whether or not such action was taken as a board member of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided that nothing contained herein shall limit the obligations of any member of the Board of Directors of the Company that was a designee of the Investor to comply with his or her fiduciary duties imposed by applicable state law.

     6.3. Successors and Assigns.
          -----------------------
     The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     6.4. Governing Law.
          --------------
     This Agreement shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     6.5. Counterparts.
          -------------
     This Agreement may be executed in the original or by telecopy in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     6.6. Interpretation.
          ---------------
     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     6.7. Notices.
          --------
     All notices and other communications hereunder shall be in writing (including by fax during business hours) and shall be deemed to have been duly given when delivered in person (including by reputable overnight courier), when faxed (with written confirmation of transmission having been received) or three business days after being mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a) If to the Investor:

                           Silver Star Partners I, LLC
                           Suite 300
                           The Professional Building
                           2 Corpus Christi
                           Hilton Head Island, SC 29938
                           Attention: William B. Danzell
                           Fax No.: (843) 785-2129


                  (b) If to the Company:

                           Nestor, Inc.
                           400 Massasoit Avenue
                           Suite 200
                           East Providence, RI 02914
                           Attention: Chief Financial Officer
                           Fax No.: (401) 434-5809


                           with a copy to:

                           Brown Raysman Millstein Felder & Steiner LLP
                           900 Third Avenue
                           New York, NY 10022
                           Attention: Joel M. Handel, Esq.
                           Fax No.: (212) 895-2900


     6.8. Expenses.
          ---------
     Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents.

     6.9. Amendments and Waivers.
          -----------------------
     Any term of this Agreement may be amended or modified and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor.

     6.10. Severability.
          -------------
     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     6.11. Survival of Representations and Warranties.
           -------------------------------------------
     The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     6.12. Several Obligations.
           --------------------
     The obligations of the Investor under this Agreement and the other Transaction Documents are several in nature. The Investor will not be liable for, or in any way obligated to the Company or any other party with respect to, a breach of the terms and conditions set forth herein or in the other Transaction Documents by any other party, and no such breach shall affect the Company's obligations hereunder or thereunder with respect to the non-breaching Investor.

     6.13. Entire Agreement.
           -----------------
     This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.

                                   NESTOR, INC.


                                   By:    /s/Nigel P. Hebborn
                                      ------------------------------------------
                                        Name:   Nigel P. Hebborn
                                        Title:  President & CEO


                                   SILVER STAR PARTNERS I, LLC

                                   By:  /s/William B. Danzell,      its Manager
                                      ------------------------------------------
                                       Name:  William B. Danzell
                                       Title: President


                                                  Exhibit A
                                                  ---------

First Closing
-------------
                                                                            Purchase Price Per
              Investor                         Number of Shares                    Share             Total Purchase Price
              --------                         ----------------             ------------------       --------------------

Silver Star Partners I, LLC                       49,000,000                      $.0485                  $2,376,500


Subsequent Closing
------------------
                                                                            Purchase Price Per
              Investor                         Number of Shares                    Share             Total Purchase Price
              --------                         ----------------             ------------------       --------------------
Silver Star Partners I, LLC                        1,285,567                       $.485                   $623,500
Silver Star Partners I, LLC                  up to 6,185,567 at the                $.485               up to $3,000,000
                                             option of the Investor


                                   Exhibit B
                                   ---------

                        Form of Investor Rights Agreement
                            (INTENTIONALLY OMMITTED)

                                   Exhibit C
                                   ---------


                           Form of Amended Certificate
                            (INTENTIONALLY OMMITTED)

                                   Exhibit D
                                   ---------

                        TERMINATION AND RELEASE AGREEMENT


     This Termination and Release Agreement (this "Agreement") is made and entered into as of this 15th day of January, 2003, by and between Nestor, Inc., a Delaware corporation ("Nestor") and Wand Partners L.P., a Delaware limited partnership ("Wand").

     WHEREAS, Nestor and Wand have entered into that certain Financial Advisory Agreement, dated August 1, 1994 (the "Financial Advisory Agreement"), whereby Nestor retained Wand to render financial advisory services to Nestor and its affiliates;

     WHEREAS, Nestor and Wand wish to terminate the Financial Advisory Agreement in its entirety and be released from any and all future obligations arising thereunder, effective as of the Termination Date (as defined below); and

     WHEREAS, on the date hereof, Nestor has made a payment of certain fees due to Wand under the Financial Advisory Agreement in the amount of $96,250.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          1. Termination. Nestor and Wand hereby agree that the Financial Advisory Agreement and all rights and responsibilities of each party thereto shall terminate as of the date hereof (the "Termination Date") and all rights and obligations of the parties that expressly survive the termination of the Financial Advisory Agreement shall be and are hereby waived and released, except to the extent expressly provided herein.

          2. Release. Nestor and Wand hereby agree that, as of the Termination Date, each shall be released by the other from any and all obligations, liabilities, claims, costs and expenses arising under, out of or in connection with the Financial Advisory Agreement or any of the transactions contemplated thereby. The foregoing release shall be self-operative and no further instrument or agreement of release shall be necessary to effect the foregoing release.

          3. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, modified, terminated or discharged orally.

          4. Binding Effect. All of the terms and conditions herein contained shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. Severability. If any provision of this Agreement or the application of such provision to any party or circumstance is held invalid, the remainder of this Agreement and the application of such provision to persons or circumstances other than those to which it is held invalid will not be affected thereby.

          6. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

          7. Governing Law. This Agreement will be enforced, governed by, and construed in accordance with the laws of the State of Delaware, and it is agreed that any dispute or claim of any nature arising under this Agreement will be under the jurisdiction of the courts of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Termination and Release Agreement to be executed by their respective duly authorized officers as of the day and year first written above.


                                  NESTOR, INC.


                                  By: /s/ Nigel P. Hebborn
                                      ------------------------------------------
                                       Name:  Nigel P. Hebborn
                                       Title: President & CEO



                                  WAND PARTNERS L.P.

                                  By:  Wand Partners Inc., as general partner


                                  By: /s/ Bruce W. Schnitzer
                                      ------------------------------------------
                                       Name:  Bruce W. Schnitzer
                                       Title: Chairman

                                                                       Exhibit C
                                                                       ---------



                            INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "Agreement") is made and entered into as of January 15, 2003 by and between Nestor, Inc., a Delaware corporation (the "Company") and Silver Star Partners I, LLC, a Delaware limited liability company (the "Investor").

                                   Background
                                   ----------

     The Investor and the Company are parties to that certain Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"). As part of the investment to be made by the Investor pursuant to the Purchase Agreement, the Investor will have certain registration rights with respect to the Common Stock, par value $.01 per share (the "Common Stock"), purchased pursuant to the Purchase Agreement, all as more fully set forth in this Agreement.

     All terms used herein and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                                      Terms
                                      -----

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Registration Rights.
        --------------------

     1.1. Definitions.
          ------------
     (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (b) "Holder" means the Investor, as the owner of record of Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act.

     (c) "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

     (d) "Registrable Securities" means (a) all shares of Common Stock that are now owned or may be hereafter acquired by the Investor and (b) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock described in clause (a) of this definition, excluding in each case any Registrable Securities sold (i) pursuant to Registration under the Securities Act or (ii) sold pursuant to Rule 144 (or its successor rule) promulgated under the Securities Act and excluding any shares of Common Stock or preferred stock of the Company (other than shares of Common Stock acquired pursuant to the Purchase Agreement) which is registered under the Securities Act.

     (e) "Registration Expenses" means all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), but excluding all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     (f) "Securities Act" means the Securities Act of 1933, as amended.

     1.2. Demand Registration.
          --------------------
     At any time after the date hereof, the Holder may require that the Company file a registration statement with regard to Registrable Securities which represent more than fifty percent (50%) of the then-outstanding Registrable Securities held by such Holder. If the Company shall receive from the Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will, as soon as practicable, use its best efforts to effect such registration of the sale of the Registrable Securities requested by the Holder; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 1.2 after the Company has effected one (1) such registration pursuant to this Section 1.2 and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have been withdrawn or closed.

     If at any time of any request to register Registrable Securities pursuant to Section 1.2 of this Agreement, the Company is engaged in any activity that, in the good faith determination of the Board of Directors of the Company, is material and nonpublic and would be required to be disclosed in the applicable registration statement and such disclosure would be to the material detriment of the Company, then the Company may direct that such request to register Registrable Securities be delayed for a period of not in excess of sixty (60) days from the date of such request; provided, however, that the right to delay a request may not be exercised by the Company more than once in any twelve month period with respect to Registrable Securities.

     1.3. Shelf Registrations.
          --------------------
     At the option of the Holder, a request to register Registrable Securities pursuant to Section 1.2 may be effected through an appropriate "shelf" registration statement pursuant to Rule 415 (or any successor thereto) under the Securities Act (a "Shelf Registration Statement"), and the Company shall use its best efforts to keep such Shelf Registration Statement effective for sales thereunder for as long as practicable. The other registration rights set forth in Section 1.4 hereof shall be suspended for so long as the Shelf Registration Statement remains effective and usable for the resale of Registrable Securities.

     1.4. Piggyback Registrations.
          ------------------------
     The Company shall notify the Holder of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (other than a registration relating solely to the sale of securities to participants in a Company stock plan) whether for its own account or the account of other stockholders or both and will afford such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. If the Holder desires to include in any such registration statement all or any part of the Registrable Securities held by such Holder it shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall forfeit its right to include any remaining Registrable Securities held by such Holder in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities.

     1.5. Expenses of Registration.
          -------------------------
     All Registration Expenses incurred in connection with a demand registration (pursuant to Section 1.2), a Shelf Registration and all issuances off the "shelf" (pursuant to Section 1.3), and a piggyback registration (pursuant to Section 1.4) shall be borne by the Company.

     1.6. Obligations of the Company.
          ---------------------------
     Whenever required to effect the registration of any Registrable Securities under Sections 1.2, 1.3, and 1.4 of this Agreement, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the distribution is completed, but, in the case of registrations pursuant to Sections 1.2 and 1.4, not more than 180 days, provided that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration statement due to circumstances described in Section 1.6(f);

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

     (d) use its best efforts to effect the sale of the securities covered by such registration statement in any jurisdictions where such securities are exempt from the registration requirements under the Securities Act;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and cause its officers and other employees to participate in any "road shows", as the managing underwriters may reasonably request;

     (f) notify the Holder of Registrable Securities covered by such registration statement (and each underwriter in the case of an underwritten offering) at any time when a prospectus relating thereto is required to be delivered under the Securities Act if such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to the Holder and each such underwriter that number of copies of all amendments or supplements referred to in paragraphs (b) and (c) of this Section 1.6 as may be necessary so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) furnish, at the request of the Holder registering Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or on the date that the registration statement becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holder requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and if there are no underwriters, to the Holder requesting registration of Registrable Securities;

     (h) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or interdealer quotation system on which the Common Stock is then listed or quoted; and

     (i) make available for inspection by the seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     1.7. Furnish Information.
          --------------------
     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2, 1.3, and 1.4 that the selling Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.

     1.8. Indemnification.
          ----------------
     In the event any Registrable Securities are included in a registration statement under Sections 1.2, 1.3, or 1.4:

     (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the partners, members, officers and directors of the Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

          (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

          (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

     (b) and the Company will reimburse such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (A) a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder, (B) a Violation which occurs due to a breach of any representation or warranty by such Holder which in contained in the Purchase Agreement or (C) a Violation which occurs as a result of an untrue statement of a material fact contained or incorporated by reference in such registration statement that has been corrected in a subsequent prospectus delivered to such Holder prior to disposition by such Holder of its Registrable Securities in accordance with Section 1.6(f) hereof.

     (c) By the Selling Holder. To the extent permitted by law, the selling Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act), against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter, or a member, partner, director, officer or controlling person of such underwriter may become subject under the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically for use in such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter or partner, member, officer, director or controlling person of such underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Holder under this Section 1.8(c) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

     (d) Notice. Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the defendants include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
1.8 to the extent it is prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Section 1.8.

     (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) the Holder exercising rights under this Agreement, or any controlling person of such Holder, makes a claim for indemnification pursuant to this Section 1.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.8 provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.8, then, and in each such case, the Company or such Holder shall contribute to the aggregate losses, claims, damages or liabilities as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case, (1) such Holder shall not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f)  Survival.  The  obligations  of the Company and the Holder  under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

     1.9. Limitations on Subsequent Registration Rights.
          ----------------------------------------------
     From and after the date of this Agreement, without the prior written consent of the Holder, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to have registration rights superior to, or which limit in any way the registration rights of the Holder granted hereby; provided that in the event that the Company should grant to any holder or prospective holder of any securities of the Company the right to make a demand registration to the Company, it is acknowledged and agreed by the Holder that such right may reduce the number of Registrable Securities that may be included in an underwritten offering resulting from the exercise of such demand registration right, so long as the number of Registrable Securities included in such registration are included pro rata with the number of securities included by the holder or holders exercising the demand registration right.

     1.10. Reporting and Information.
           --------------------------
     With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (whether or not it shall be required to make such Exchange Act Reports) and shall comply with all other public information reporting requirements of the SEC as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of Common Stock by the Holder;

          (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration; and

          (iv) cooperate with the Holder in supplying such information as may be necessary for the Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof or otherwise) for the sale of Common Stock by the Holder.


     2. Miscellaneous.
        --------------
     2.1. Successors and Assigns.
          -----------------------
     Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted transferees and permitted assigns of the parties.

     2.2. Governing Law.
          --------------

     This Agreement shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     2.3. Counterparts.
          -------------
     This Agreement may be executed in the original or by telecopy in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     2.4. Titles and Subtitles.
          ---------------------
     The titles of the paragraphs and subparagraphs of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     2.5. Notices.
          --------
     Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (a) the date of delivery in person, or the date of delivery by facsimile with confirmation receipt, (b) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (c) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Financial Officer. Notices shall be sent to the addresses on the signature pages hereto, or such other addresses as a party may provide to the other parties from time to time.

     2.6. Amendments and Waivers.
          -----------------------
     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought.

     2.7. Severability.
          -------------
     If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

     2.8. Entire Agreement.
          -----------------
     This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

     2.9. Further Assurances.
          -------------------
     From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     2.10. Changes in Stock.
           -----------------
     If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made to the provisions hereof so that the rights granted hereby shall continue with respect to the Common Stock as so changed.

         IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first above written.

                                  NESTOR, INC.


                                  By: /s/Nigel P. Hebborn
                                      ------------------------------------------
                                       Name:  Nigel P. Hebborn
                                       Title: President & CEO


                                  Address:    Nestor, Inc.
                                              400 Massasoit Avenue
                                              Suite 200
                                              East Providence, RI 02914
                                              Attention: Chief Financial Officer
                                              Fax No.: (401) 434-5809


                                   SILVER STAR PARTNERS I, LLC

                                   By:  /s/William B. Danzell      , its Manager
                                        ---------------------------
                                       Name:  William B. Danzell
                                       Title: President


                                  Address:    Silver Star Partners I, LLC
                                              Suite 300
                                              The Professional Building
                                              2 Corpus Christi
                                              Hilton Head Island, SC 29938
                                              Attention: William B. Danzell
                                              Fax No.: (843) 785-2129

                                                                       Exhibit D
                                                                       ---------


                           Form of Amended Certificate



                            CERTIFICATE OF AMENDMENT

                                     OF THE

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  NESTOR, INC.

                             -----------------------

                        Pursuant to Sections 228 and 242
                                     of the
                General Corporation Law of the State of Delaware
                             -----------------------


     Nestor, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     1. The name of the corporation is Nestor, Inc. (the "Corporation").

     2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of the following:

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock, par value $.01 per share (hereinafter called "Common Stock") and Ten Million (10,000,000) shares of Preferred Stock, par value $1.00 per share (hereinafter called "Preferred Stock").

          Effective upon the filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, every ten (10) shares of the Corporation's currently issued and outstanding Common Stock shall be split, reclassified as, and changed into one (1) share of Common Stock."

                                      D-1
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     3. This Certificate of Amendment to the Amended and Restated Certificate of
Incorporation of the Corporation was duly authorized in accordance with the applicable provisions of Section 242 and Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Nestor, Inc. on this __________ day of ____________________ 2003.


                                            NESTOR, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                      D-2
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